UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Nexvet Biopharma public limited company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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October 19, 2015

Dear Nexvet Shareholder:

You are cordially invited to attend this year’s annual general meeting of shareholders of Nexvet Biopharma public limited company on Thursday, November 19, 2015, beginning at 4.00 p.m. The meeting will be held at the offices of Matheson, located at 70 Sir John Rogerson’s Quay, Dublin 2, Ireland. The matters to be acted on at the meeting are more fully described in the accompanying Notice of Annual General Meeting of Shareholders and proxy statement.

A copy of our annual report to shareholders is also enclosed for your information.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. After reading the proxy statement, please vote by telephone, by Internet, or by marking your vote on the enclosed proxy card, signing and dating the proxy card, and returning it to us in the enclosed postage-paid envelope. Instructions regarding all three methods of voting are provided on the proxy card. If you attend the meeting you will, of course, have the right to revoke the proxy and vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely yours,

/s/ Mark Heffernan

Mark Heffernan, Ph.D.
Chief Executive Officer

Notice of 2015 Annual GENERAL Meeting of Shareholders

To Be Held Thursday, November 19, 2015

The 2015 annual general meeting of shareholders (the “Meeting”) of Nexvet Biopharma public limited company, an Irish public limited company (the “Company”), will be held on Thursday, November 19, 2015, beginning at 4.00 p.m., local time, at the offices of Matheson, located at 70 Sir John Rogerson’s Quay, Dublin 2, Ireland, for the following purposes:

1.	To elect four (4) Class I directors to hold office until the 2017 Annual General Meeting of Shareholders and until their successors are duly elected and qualified or until their earlier resignation or removal;

2.	To ratify the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016 and statutory auditor until the close of the next annual general meeting of shareholders, and to authorize the board of directors acting through the Audit Committee to fix its remuneration;

3.	To approve amendments to the Memorandum of Association of the Company and adopt revised Articles of Association of the Company; and

4.	To consider any other business properly presented at the Meeting or any adjournment or postponement thereof.

The Company’s Irish statutory financial statements for the fiscal year ended June 30, 2015, including the reports of the directors and auditors thereon, will be presented and considered at the Meeting. There is no requirement under Irish law that such statements be approved by the shareholders, and no such approval will be sought at the Meeting.

Under the Company’s articles of association, Proposal 1, Proposal 2 and the receipt and consideration of the Irish statutory financial statements by the Company at the Meeting are deemed to be ordinary business, and Proposal 3 is deemed to be a special resolution.

If you were a shareholder of record at the close of business on October 15, 2015, you are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. At the Meeting and for ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be available for examination by any shareholder, for any purpose relating to the Meeting, during ordinary business hours at our principal offices located at NIBRT (National Institute for Bioprocessing Research & Training), Foster's Avenue, Mount Merrion, Blackrock, Co. Dublin, Ireland.

By order of the Board of Directors,

/s/ Geraldine Farrell

Geraldine Farrell
Corporate Secretary

October 19, 2015

IMPORTANT: We hope you can join us at the Meeting. Regardless of whether you plan to attend, please read the enclosed Proxy Statement and vote by telephone, by Internet or by marking your vote on the enclosed proxy card, signing and dating the proxy card, and returning it to us in the enclosed postage-paid envelope. Your vote is important, so please return your proxy card or vote by telephone or by Internet promptly. If you attend the Meeting, you may choose to vote in person even if you have previously voted your shares.
If your shares are held through a broker, bank or other nominee and you wish to vote in person at the Meeting, you must obtain a legal proxy issued in your name from your broker, bank or other nominee.

Proxy Statement for 2015 Annual General Meeting of Shareholders

Table of Contents

Solicitation and Voting	1
Record Date	1
Quorum	1
Vote Required to Adopt Proposals	1
Effect of Abstentions and Broker Non-Votes	1
Voting Instructions	2
Solicitation of Proxies	3
Voting Results	3
Proposal No. 1 – Election of Directors	4
Director Nominees	4
Vote Required and Board of Directors’ Recommendation	4
Corporate Governance	6
Our Board of Directors	6
Director Independence	8
Board Leadership Structure	8
Role of Board in Risk Oversight Process	8
Executive Sessions	8
Meetings of the Board of Directors and Committees	9
Board Committees	9
Compensation Committee Interlocks and Insider Participation	10
Director Nominations	10
Communications with Directors	11
Director Attendance at Annual Meetings	11
Committee Charters and Other Corporate Governance Materials	11
Executive Officers	12
Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm and Statutory Auditor and Authorization to Fix its Remuneration	14
Fees for Professional Services	14
Vote Required and Board of Directors’ Recommendation	15
Report of the Audit Committee	16
Proposal No. 3 – Amendments to Memorandum of Association and Adoption of Revised Articles of Association	17
Background and Description	17
Vote Required and Board of Directors’ Recommendation	18
Executive Compensation	19
Summary Compensation Table – 2015 and 2014	19
Outstanding Equity Awards as of June 30, 2015	20
Employment Agreements	20
Employee Benefit Plans	23
Indemnification	26
Non-Employee Director Compensation	27
Certain Relationships and Related Transactions	28
Security Ownership of Certain Beneficial Owners and Management	29
Section 16(a) Beneficial Ownership Reporting Compliance	32
Deadline for Receipt of Shareholder Proposals or Nominations for 2016 Annual Meeting	32
Transaction of Other Business	32
Shareholders Sharing the Same Last Name and Address	33

Nexvet Biopharma public limited company

National Institute for Bioprocessing

Research and Training

Foster’s Avenue, Mount Merrion

Blackrock, Co. Dublin, Ireland

Proxy Statement for the 2015 Annual GENERAL Meeting of Shareholders

The Board of Directors of Nexvet Biopharma public limited company is soliciting your proxy for the 2015 Annual General Meeting of Shareholders to be held on Thursday, November 19, 2015, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders. This proxy statement and related materials are first being mailed to shareholders on or about October 19, 2015. References in this proxy statement to “we,” “us,” “our,” “Nexvet,” “Nexvet Biopharma plc” or the “Company” are to Nexvet Biopharma public limited company, and references to the “annual meeting” are to the 2015 Annual General Meeting of Shareholders. When we refer to the Company’s fiscal year, we mean the annual period ending on June 30th. This proxy statement covers our 2015 fiscal year, which was from July 1, 2014 through June 30, 2015.

Solicitation and Voting

Record Date

Only holders of record of ordinary shares at the close of business on October 15, 2015, which we refer to as the “record date,” will be entitled to notice of and to vote at the meeting and any adjournment thereof. As of the record date, 11,457,921 ordinary shares were outstanding and entitled to vote and we had 79 shareholders of record.

Quorum

A majority of the ordinary shares issued and outstanding as of the record date must be represented at the meeting, either in person or by proxy, to constitute a quorum for the transaction of business at the meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the annual meeting in person. Abstentions and “broker non-votes” (shares held by a broker, bank or other nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will each be counted as present for purposes of determining the presence of a quorum.

Vote Required to Adopt Proposals

Each of our ordinary shares outstanding on the record date is entitled to one vote on the Class I director nominee and one vote on each other matter. Directors will be elected by the affirmative vote of a majority of the shares present and entitled to vote. This means that the votes cast “for” a Class I director nominee must exceed the number of votes cast “against” that nominee. Under our Memorandum of Association (our “Memorandum”) and our Articles of Association (our “Articles,” and together with our Memorandum, our “Constitution”). The proposal to amend of our Constitution requires the affirmative vote of 75% of the votes cast at the annual meeting. With respect to each of the other proposals, approval of the proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

Effect of Abstentions and Broker Non-Votes

Abstentions and broker non-votes will not be considered votes cast at the annual meeting. Because the approval of all of the proposals is based on the votes cast at the annual meeting, abstentions and broker non-votes will not have any effect on the outcome of voting on the proposals.

If you are a beneficial owner and hold your shares in “street name,” it is critical that you complete the voting instruction form provided by your broker, bank or other nominee if you want your vote to count. Under the rules governing brokers, banks and other nominees who are members of the Financial Industry Regulatory Authority, Inc., such brokers, banks and other nominees may vote uninstructed shares in their discretion on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of the independent registered public accounting firm. Non-routine matters include the election of directors. Accordingly, unless you provide voting instructions, your broker, bank or other nominee may be unable to vote on non-routine proposals at the meeting. We encourage you to vote promptly, even if you plan to attend the annual meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Voting Instructions

If you complete and submit your proxy card or voting instructions, the persons named as proxies will follow your instructions. If you are a shareholder of record and you submit a proxy card or voting instructions but do not direct how to vote on each item, the persons named as proxies will vote as our board of directors recommends on each proposal. If you are a beneficial owner and you return your signed voting instruction form but do not indicate your voting preferences, please see “Effect of Abstentions and Broker Non-Votes” regarding whether your broker, bank, or other nominee may vote your uninstructed shares on a particular proposal.

Vote by Internet.    You can vote by Internet. The website address for Internet voting can be accessed through the website printed on your proxy card or voting instruction form. You will need to use the control number appearing on your proxy card or voting instruction form. You can use the Internet to transmit your voting instructions until 11:59 p.m. Eastern Time on the day before the annual meeting. Internet voting is available 24 hours a day. If you vote by Internet, you do NOT need to vote by telephone or by mail.

Vote by Telephone.    You can vote by telephone by calling the toll-free telephone number appearing on your proxy card or voting instruction form. You will need to use the control number appearing on your proxy card or voting instruction form. In order to cast your vote telephonically, you may transmit your voting instructions from any touch tone telephone until 11:59 p.m. Eastern Time on the day before the annual meeting. Telephone voting is available 24 hours a day. If you vote by telephone, you do NOT need to vote by Internet or by mail.

Vote by Mail.    You can vote by mail by completing, signing, and dating the proxy card or voting instruction form and returning it in the prepaid return envelope. If you vote by returning a proxy card or voting instruction form, you do NOT need to vote by Internet or by telephone.

Vote in Person at the Annual Meeting.    All shareholders as of the close of business on the record date can vote in person at the annual meeting. You can also be represented by another person at the annual meeting by executing a proper proxy designating that person to vote on your behalf. Even if you plan to attend the annual meeting, we recommend that you also vote either by telephone, by Internet, or by mail so that your vote will be counted if you later decide not to attend.

Nexvet is incorporated under Irish law, which permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the shareholder. The electronic voting procedures provided for the annual meeting are designed to authenticate each shareholder by use of a control number to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

If you are a shareholder of record, you may revoke your proxy and change your vote at any time before the polls close by returning a later-dated proxy card, by voting again by Internet or by telephone as more fully detailed on your proxy card, or by delivering written instructions to the Corporate Secretary before the annual meeting. Attendance at the annual meeting will not in and of itself cause your previously voted proxy to be revoked unless you specifically so request or vote again at the annual meeting. If your shares are held by a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your broker, bank or other nominee, or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

Solicitation of Proxies

We will bear the entire cost of soliciting proxies, including printing and mailing. In addition, we may reimburse brokers, banks or other nominees holding our ordinary shares beneficially owned by others for their reasonable, out-of-pocket costs of forwarding solicitation materials to such beneficial owners. We may use the services of our officers, directors and employees to solicit proxies, personally or by telephone, without additional compensation.

Voting Results

We will announce preliminary voting results at the annual meeting. We will report final results in a Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”).

Proposal No. 1

Election of Directors

We have a classified board of directors currently consisting of four Class I directors and four Class II directors, who will serve until the annual meetings of shareholders to be held in 2015 and 2016, respectively, and until their respective successors are duly elected and qualified or until their earlier resignation or removal. At each annual meeting of shareholders, directors are elected for a term of two years to succeed those directors whose terms expire on the annual meeting dates.

The term of the Class I directors will expire on the date of the upcoming annual meeting. Accordingly, four people are to be elected to serve as a Class I directors of our board of directors at the annual meeting. Our board of directors has nominated Dr. George Gunn, Chris Brown, Dr. Cormac Kilty and John Payne, each current Class I directors, for reelection by our shareholders. If elected, each will serve as a Class I director until our annual general meeting of shareholders in 2017 and until his successor is duly elected and qualified or until his earlier resignation or removal.

Our board of directors has no reason to believe that the nominees listed above will be unable to serve as a director. If, however, any nominee becomes unavailable, the proxies will have discretionary authority to vote for a substitute nominee. There are no family relationships among any of our directors or executive officers.

The following table sets forth information regarding our current directors.

Name	Age

Class I Directors whose terms expire at the 2015 annual meeting:
Chris Brown	57
George Gunn, BVM&S, DVSM, MRCVS, Ph.D.	65
Cormac Kilty, Ph.D.	61
John Payne	67

Class II Directors whose terms expire at the 2016 annual meeting:
Ashraf Hanna, Ph.D., M.D.	48
Mark Heffernan, Ph.D.	39
Joseph McCracken, DVM, MS	62
Rajiv Patel	44

Director Nominees

Background information on Dr. Gunn, Mr. Brown, Dr. Kilty and Mr. Payne, the Class I director nominees, appears below under “Corporate Governance — Our Board of Directors.”

Vote Required and Board of Directors’ Recommendation

Our Articles provide that directors will be elected by the affirmative vote of a majority of the votes cast at the annual meeting. This means that the votes cast “for” a Class I director nominee must exceed the number of votes cast “against” that nominee. Because abstentions and broker non-votes will not be considered votes cast at the annual meeting, abstentions and broker non-votes will not have any effect on the outcome of voting on this proposal, although broker non-votes will be counted as present for purposes of determining a quorum.

We are asking shareholders to approve the following resolutions as ordinary resolutions of the Company at the annual meeting:

RESOLVED that the shareholders elect, by separate resolutions, the following individuals as Class I directors of the Company to hold office until the 2017 Annual General Meeting of Shareholders and until his successor is duly elected and qualified or until his earlier resignation or removal:

•	Chris Brown

•	George Gunn

•	Cormac Kilty

•	John Payne

Our board of directors unanimously recommends a vote “FOR” the reelection of the Class I director nominees named above. Unless authority to do so is withheld, the persons named as proxies will vote FOR the election of each of the Class I director nominees to hold office until the 2017 annual general meeting of shareholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

Corporate Governance

Our Board of Directors

The following is a brief description of each nominee who is currently a member of our board of directors and each director of Nexvet whose term of office will continue after the annual meeting:

Class I Directors for Election at the 2015 Annual Meeting of Shareholders

Chris Brown has served as a member of our board of directors since November 2013 and served as our Chairman of the Board from November 2013 to April 2015. He is a Director of Preshafood Pty Ltd, a juice company, and served as its Chairman from December 2010 until July 2014. Since June 2015 Mr. Brown has served as the Chairman and Director of CV Check Ltd, an Australian–listed screening and verification company. Mr. Brown has served as the principal of Gibbs Hill Pty Ltd., a corporate finance and strategic business advisory firm, since October 2006. Mr. Brown served as Director (Investment Banking) of Investec Wentworth, a financial services business from July 2002 to March 2006, a Director and Melbourne Head of Corporate Finance of Rothschild Australia, a financial services firm, from January 1994 to October 2000, and a Director and Co-head of Mergers & Acquisitions (Australia) at Merrill Lynch, a financial services firm, from July 1992 to January 1994. Mr. Brown was a Director and Chairman of Senetas Corporation, an Australian-listed public information technology encryption company, from May 2011 to April 2013 and the Founding Chairman of The Conversation Media Group Ltd, a not-for-profit academic news organization, from April 2010 to September 2012. Mr. Brown has a Bachelor of Laws from University of Adelaide, South Australia. We believe Mr. Brown is qualified to serve as a member of our board of directors based on his extensive experience as a corporate advisor, guiding multiple companies through their transition into being a public company, strategic transactions and growth in their industries.

George Gunn, BVM&S, DVSM, MRCVS, Ph.D., has served as a member of our board of directors and as our Chairman of the Board since April 2015. Dr. Gunn is a Director of Phibro Animal Health Corporation, an animal health company, a position he has held since May 2015. Since August 2015, he has also been a Director of Diversigen, Inc., a U.S.-based metagenomic service provider, and a Director of Pharmaq Holding AS, a Swedish-based company involved in aquaculture. Dr. Gunn served as Division Head of Novartis Animal Health and a member of the Novartis Executive Committee through January 2015. Dr. Gunn joined Novartis in 2003 as Head of Novartis Animal Health, North America and became global head of the Animal Health Business Unit in 2004. In addition to this role, he was Division Head, Novartis Consumer Health, from September 2008 to March 2011 and served as Head of Corporate Social Responsibility from March 2011 to March 2014. Before joining Novartis, Dr. Gunn was president of U.S.-based Pharmacia Animal Health. His previous positions included various healthcare executive roles over the course of 18 years as well as nine years as a veterinary surgeon. Dr. Gunn has a bachelor of veterinary medicine and surgery and a diploma in veterinary state medicine from the Royal (Dick) School of Veterinary Studies in the United Kingdom. In 2008, he received an honorary doctorate in veterinary medicine and surgery from the University of Edinburgh. We believe Dr. Gunn is qualified to serve as a member of our board of directors based on his extensive animal health background as well as his executive experience and industry leadership.

Cormac Kilty, Ph.D., has served as a member of our board of directors since November 2013. Dr. Kilty was employed as Chief Executive Officer of Argutus Medical Ltd. from March 2008 to December 2010 and as a scientific advisor to EKF Diagnostics Ltd., which acquired Argutus Medical. Dr. Kilty was the founder of Biotrin Holdings Ltd., a virology diagnostics company, which was sold in 2008 to DiaSorin S.p.A. Dr. Kilty is also a founder and past Chairman of the Irish BioIndustry Association from 2003 to 2007. From 2005 to 2009, Dr. Kilty served as co-founder and Chairman of Opsona. From February 1986 to June 1990, Dr. Kilty served as the Group Leader and subsequently Director of Research and Development and Technology Planning Assessment in Switzerland for Baxter Healthcare’s Diagnostics Division. Since 2011, Dr. Kilty has served as an Adjunct Associate Professor of Medicine and Medicinal Chemistry at University College Dublin, Ireland. Dr. Kilty has a B.Sc. in Zoology and a Ph.D. in Zoology and Biochemistry from University College Dublin. He carried out post-doctoral research in protein chemistry and immunology at the University of Texas at Austin and at University College Dublin. We believe Dr. Kilty is qualified to serve as a member of our board of directors based on his scientific background as well as his extensive executive experience and leadership in the biopharmaceutical industry.

John Payne has served as a member of our board of directors since December 2013. Since September 2014, Mr. Payne has served as the President and Chief Executive Officer of Veterinary Specialists of North America, LLC a group of specialty veterinary practices located in New Jersey, Pennsylvania and New York. Since January 2012, Mr. Payne has also served as founder and Chief Executive Officer of Pet Health Innovations, LLC, an animal health consulting company. From 2005 to January 2012, Mr. Payne was employed with MMI, Inc., which operates the Banfield, Pet Hospital, where he served as a Senior Vice President from 2005 to 2006, as Executive Vice President from 2006 to 2007 and as President and Chief Executive Officer from 2007 to January 2012. While serving as President and Chief Executive Officer of MMI, Mr. Payne also served as a member of the Mars Global Petcare team from 2009 to January 2012. From 2000 to 2005, Mr. Payne served as President and General Manager for North America of Bayer Health Care, Animal Health Division, and as a member of the Human and Animal Health Division’s Global Health Care Team. Mr. Payne is the current chairman of the American Humane Association, dedicated to the protection of animals and children from cruelty, abuse and neglect. Mr. Payne has a B.A. in Secondary Education from St. Bernard College and an M.B.A. from Rockhurst University. We believe Mr. Payne is qualified to serve as a member of our board of directors based on his 40 years of experience in the veterinary care industry, guiding some of the world’s largest consumer companion animal care and veterinary service brands.

Class II Directors Continuing in Office until the 2016 Annual Meeting of Shareholders

Ashraf Hanna, Ph.D., M.D., has served as a member of our board of directors since September 2014. Dr. Hanna has served as the Vice President of Commercial and Medical Affairs Finance at Genentech Inc., a biotechnology company, since March 2009 and served as its Vice President of Alliance Management and Portfolio Planning from January 2006 to March 2009. He also served as the Chief Financial Officer for the Genentech Foundation from January 2006 to March 2009. Prior to Genentech, Dr. Hanna served as Vice President of Strategic Planning at Tanox, Inc. from August 2001 to December 2005, and prior to that he served as senior associate and Engagement Manager at McKinsey and Company, a management consulting firm. Dr. Hanna has a B.A. in Physics from the University of Chicago, attended the Harvard Business School, has a Ph.D. in Physics from Harvard University and has an M.D. from the University of Massachusetts. We believe Dr. Hanna is qualified to serve as a member of our board of directors based on his significant finance and management experience in biopharmaceutical companies, including public companies.

Mark Heffernan, Ph.D., one of our co-founders, has served as our Chief Executive Officer and a member of our board of directors since April 2011. In 2003, Dr. Heffernan co-founded Opsona Therapeutics Ltd., an Irish biotechnology company focused on human monoclonal antibodies (“mAbs”) and other molecules for inflammatory diseases and cancer, where he served as founder and Chief Executive Officer from January 2004 to March 2011 and as a Director from January 2004 to December 2011. Prior to co-founding Opsona Therapeutics, Dr. Heffernan worked in research and development and business development roles for Antisense Therapeutics Limited and Metabolic Pharmaceuticals Pty Ltd., spin-outs from Circadian Technologies Limited in Australia. Dr. Heffernan has a B.Sc. (Hons.) in Biochemistry and Pharmacology and a Ph.D. in Biochemistry from Monash University in Australia. We believe Dr. Heffernan is qualified to serve as a member of our board of directors based on his executive experience in the biopharmaceutical industry, his extensive knowledge of our company, his experience developing and commercializing mAbs for inflammatory diseases and his experience in raising capital for biotechnology companies.

Joseph McCracken, DVM, has served as a member of our board of directors since September 2014. Since September 2013, Dr. McCracken has worked as a consultant to and served on the boards of directors of several biopharmaceutical companies focusing on the design and implementation of corporate strategy and business development initiatives. From February 2011 to September 2013, Dr. McCracken served as the Vice President and Global Head of Business Development and Licensing for Hoffmann-La Roche Inc., a research-focused healthcare company, where he was responsible for global licensing activities, and from October 2009 to February 2011 he served as General Manager, Roche Pharma Japan and Asia Regional Head, Roche Partnering, for F. Hoffman- LaRoche Ltd., a subsidiary of F. Hoffmann-La Roche AG and was based in Tokyo. From August 2000 to October 2009, Dr. McCracken served as Vice President, Business Development at Genentech. From November 1997 to August 2000, Dr. McCracken served as Vice President of Worldwide Business and Technology Development at Rhone-Poulenc Rorer S.A., a French chemical and pharmaceutical company, and Vice President of Technology Licensing and Alliances at Aventis Pharma, a pharmaceutical company. Dr. McCracken has a B.S. in Microbiology, an M.S. in Pharmacology and a Doctorate of Veterinary Medicine from The Ohio State University. We believe

Dr. McCracken is qualified to serve as a member of our board of directors based on his extensive biopharmaceutical company operational experience and veterinary qualifications, including with international and public companies.

Rajiv Patel has served as a member of our board of directors since February 2015. Mr. Patel is currently a Managing Member, portfolio manager and member of the global investment committee at Farallon Capital Management, L.L.C., an investment management firm that he joined in 1997. From 1993 to 1995, Mr. Patel worked at Donaldson, Lufkin & Jenrette as an investment banker in the project finance department, specializing in infrastructure, shipping and satellites. Mr. Patel has an M.B.A. from Stanford University’s Graduate School of Business and a B.S. in Operations Research and Industrial Engineering from Cornell University. We believe Mr. Patel, who is associated with a significant shareholder with which we have an important relationship, is qualified to serve as a member of our board of directors based on his extensive professional experience in investment management and the financial markets.

Director Independence

The NASDAQ Stock Market (“Nasdaq”) rules require that independent directors comprise a majority of a listed company’s board of directors within a specified period of the completion of an initial public offering. Our board of directors has reviewed its composition, the composition of its committees and the independence of each director. Our board of directors has determined that all of our directors satisfy the requirements of independence under the Nasdaq listing standards and the heightened independence standard for audit and compensation committee members set out under applicable rules of the SEC, except for Dr. Heffernan, our Chief Executive Officer. In making this determination, our board of directors considered the general definitions and criteria for determining the independence of members of the Board and other eligibility requirements of Nasdaq in determining their independence.

Board Leadership Structure

Our Articles, as well as our Corporate Governance Guidelines, provide our board of directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our company. We have currently separated these positions with Dr. Gunn serving as Chairman of the Board and Dr. Heffernan serving as Chief Executive Officer. Our board of directors believes that the separation of these positions strengthens the independence of our board of directors. The Chairman of the Board facilitates communications between members of our board of directors and works with management in the preparation of the agenda for each meeting of our board of directors. All of our directors are encouraged to make suggestions for agenda items.

Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors periodically reviews our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Our board of directors’ role in risk oversight includes receiving reports from members of management regarding material risks faced by us and applicable mitigation strategies and activities, at least on a quarterly basis. The reports cover the critical areas of operations, sales and marketing, technology, and legal and financial affairs. Our board of directors and its committees consider these reports, discuss matters with management and identify and evaluate strategic or operational risks, and determine appropriate initiatives to address those risks.

Executive Sessions

The independent directors meet in executive session regularly and, in any event, at least semi-annually. The independent directors may choose one director annually to preside at all executive sessions, establish a procedure by which a presiding director will be selected, or otherwise select a presiding director for any particular executive session.

Meetings of the Board of Directors and Committees

Our board of directors held 25 meetings during fiscal year 2015, including seven meetings of the board of directors of our predecessor company, Nexvet Australia Pty Ltd (formerly known as Nexvet Biopharma Pty Ltd (“Nexvet Australia”)). Our board of directors has three standing committees: an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating Committee”). During the last fiscal year, each of our directors attended at least 75% of the aggregate number of meetings of our board of directors and all of the committees of our board of directors on which such director served during that period.

Board Committees

The following table sets forth the standing committees of our board of directors and the members of each committee:

Name of Director	Audit	Compensation	Nominating
Chris Brown	X
George Gunn, BVM&S, DVSM, MRCVS, Ph.D.			Chair
Ashraf Hanna, Ph.D., M.D.	Chair
Cormac Kilty, Ph.D.	X		X
Joseph McCracken, DVM, MS		Chair	X
John Payne		X
Raj Patel		X

Audit Committee

The members of the Audit Committee are Mr. Brown, Dr. Hanna and Dr. Kilty. Dr. Hanna serves as chairman of the Audit Committee. Each member of our Audit Committee satisfies the financial literacy, independence and other membership requirements under the applicable rules of the SEC and Nasdaq as they apply to audit committee members, including Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has determined that Dr. Hanna is an “audit committee financial expert” as defined under the applicable rules of the SEC and has the requisite financial sophistication under Nasdaq rules. In arriving at these determinations, our board of directors examined each Audit Committee member’s scope of experience and the nature of his employment in corporate finance, accounting and related areas. The Audit Committee appoints our independent registered public accounting firm to perform audit services and any permissible non-audit services; evaluates the objectivity and independence of our independent registered public accounting firm and the individuals assigned to the engagement team as required by law; reviews our annual and quarterly consolidated financial statements and reports and discusses our consolidated financial statements and reports with our independent registered public accounting firm and management; reviews with our registered public accounting firm and management any significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our internal controls and disclosure controls and procedures; establishes procedures for the receipt, retention and treatment of complaints received by us regarding internal controls, accounting or auditing matters; establishes procedures for the confidential, anonymous submissions by employees regarding accounting, internal controls or accounting matters; and reviews and, if appropriate, approves proposed related party transactions. The Audit Committee held five meetings during fiscal year 2015 (including one meeting of the Audit Committee of the board of directors of our predecessor company, Nexvet Australia). Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee immediately following Proposal No. 2.

Compensation Committee

The members of the Compensation Committee are Dr. McCracken, Mr. Payne and Mr. Patel. Our board of directors has determined that each member of the Compensation Committee satisfies the independence and other membership requirements under the applicable rules of the SEC and Nasdaq listing standards as they apply to compensation committee members. Our board of directors has also determined that all of the members of our Compensation Committee are independent directors under the applicable rules and regulations of the SEC and

Nasdaq, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, and an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee reviews and makes recommendations to our board of directors with respect to the compensation of our Chief Executive Officer and reviews and approves the compensation of our other executive officers, reviews and approves corporate and personal performance goals and objectives relevant to executive compensation, reviews and makes recommendations to our board of directors with respect to the adoption of equity-based compensation, incentive compensation and other employee benefit plans, administers the issuance of options and other equity incentive arrangements under our equity incentive plans, establishes executive compensation policies and reviews and approves any employment agreements or arrangements with our executive officers. The Compensation Committee held 10 meetings during fiscal year 2015.

Nominating and Corporate Governance Committee

The members of the Nominating Committee are Dr. Gunn, Dr. Kilty and Dr. McCracken. Our board of directors has determined that each member of the Nominating Committee satisfies the independence and other membership requirements under the applicable rules of the SEC and Nasdaq as they apply to nominating committee members. The Nominating Committee determines criteria for identifying, evaluating and recommending candidates for our board of directors and its committees; identifies, evaluates, and recommends individuals for membership on our board of directors and its applicable committees; considers shareholder nominations of candidates for election to our board of directors; reviews and evaluates director performance on our board of directors and applicable committees of our board of directors and determines whether continued service on our board of directors or on such committees of our board of directors is appropriate; develops, reviews and recommends a set of corporate governance policies and principles; and reviews our governing documents, including our Constitution, and recommends changes to our board of directors. The Nominating Committee held three meetings during fiscal year 2015.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is, or has at any time during the past year been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of our board of directors or Compensation Committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

Director Nominations

Our Nominating Committee considers nominees recommended by directors, officers, employees, shareholders, and others based upon each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in members of our board of directors. Nominees for our board of directors must be committed to enhancing long-term shareholder value and possess a high level of personal and professional ethics, sound business judgment, appropriate experience and achievements, personal character and integrity. Members of our board of directors are expected to understand our business and the industry in which we operate, regularly attend meetings of our board of directors and its committees, participate in meetings and decision making processes in an objective and constructive manner and be available to advise our officers and management. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate.

We do not have a formal policy regarding the consideration of diversity in identifying nominees for directors. Once our Nominating Committee has determined that an individual is appropriately qualified to serve on our board of directors, our Nominating Committee then considers the extent to which the membership of the candidate on our board of directors would promote a diversity of perspectives, backgrounds and experiences among the directors, including expertise and experience in a diversity of substantive matters pertaining to our business. However, our board of directors does not believe the subjective and varying nature of this nomination process lends itself to a formal policy or fixed rules with respect to the diversity of our board of directors.

Our Nominating Committee will consider director candidates recommended by shareholders and will evaluate director candidates in light of several factors, including the general criteria set forth above. Shareholders who wish to recommend individuals for consideration by our Nominating Committee to become nominees for election to our board of directors at an annual meeting of shareholders must do so in accordance with the procedures set forth in the “Shareholder Proposals or Nominations to be Presented at Next Annual Meeting” section of this proxy statement and in compliance with our Articles. Each submission must set forth: the name and address of the shareholder on whose behalf the submission is made; the class and number of our shares that are owned beneficially by such shareholder as of the date of the submission; a representation by such shareholder that it is a registered holder of shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; a statement as to whether such shareholder intends or is part of a group that intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding share capital required to approve or elect the nominee and/or (ii) otherwise to solicit proxies from shareholders in support of such nomination; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; a description of the proposed candidate’s qualifications as a director; and any other information described in our Articles. Pursuant to our Articles, notwithstanding a proper submission, if the submitting shareholder, or a qualified representative of such submitting shareholder does not appear at the annual meeting to present such nomination, such nomination will be disregarded.

Communications with Directors

Individuals may communicate with our board of directors by contacting:

Corporate Secretary

NIBRT (National Institute for Bioprocessing Research & Training),

Foster's Avenue, Mount Merrion, Blackrock, Co. Dublin, Ireland

Telephone:  +353 (1) 901 0339

Our Corporate Secretary will forward all appropriate correspondence to our board of directors, except for items that are unrelated to our directors’ duties, such as spam, junk mail, mass mailings, solicitations, resumes and job inquiries, and patently offensive or otherwise inappropriate material.

Director Attendance at Annual Meetings

We attempt to schedule our annual meetings of shareholders at a time and date to accommodate attendance by directors, taking into account the directors’ schedules. All directors are encouraged to attend our annual meetings of shareholders.

Committee Charters and Other Corporate Governance Materials

Our board of directors has adopted a written charter for each of the Audit Committee, the Compensation Committee and the Nominating Committee. Each charter is available on our website at www.nexvet.com.

We have adopted a Code of Business Conduct and Ethics (the “Code”), that applies to all of our employees, officers and directors. The Code is available on our website at www.nexvet.com. Any substantive amendment to or waiver of any provision of the Code may be made only by our board of directors, and will be disclosed on our website as well as via any other means then required by Nasdaq listing standards or applicable law.

We have adopted Corporate Governance Guidelines that address the composition of our board of directors, criteria for board membership and other board governance matters. These guidelines are available on our website at www.nexvet.com.

The information contained on our website, including our committee charters, the Code, and our Corporate Governance Guidelines, is not incorporated by reference into this proxy statement, and inclusion in this proxy statement of our website address and references to information accessible on our website are inactive textual references only.

Executive Officers

The following table sets forth information regarding our executive officers:

Name	Position	Age
Mark Heffernan, Ph.D.	Chief Executive Officer and Director	39
Jürgen Horn, Dr. med.ret., Ph.D.	Chief Product Development Officer	45
David Gearing, Ph.D.	Chief Scientific Officer	54
Damian Lismore	Chief Financial Officer	56
Geraldine Farrell	Vice President Operations and General Counsel	46

Mark Heffernan, Ph.D. Biographical information is set forth above in the section titled “Corporate Governance – Our Board of Directors – Class II Directors for Election at the 2016 Annual Meeting of Shareholders.”

Jürgen Horn, Dr. med.ret., Ph.D., has served as our Chief Product Development Officer since August 2015. From January 2015 to August 2015, Dr. Horn served as Senior Director of Global Innovation Strategy at Elanco, a large animal health company. Prior to joining Elanco, Dr. Horn served as Head of Global Pharmaceuticals Development at Novartis Animal Health, a large animal health company, from August 2008 to December 2014. Dr. Horn previously served in a series of marketing, research and development and project management roles at Novartis Animal Health as well as the Novartis Institute for Biomedical Research, following his training as a veterinary surgeon and time in small animal and equine practices. Dr. Horn has a doctorate in veterinary medicine from the Ludwig-Maximilians-University of Munich in Germany, a Ph.D. from the Royal Veterinary College at the University of London, and an MBA from the London Business School and Columbia Business School. His primary veterinary training was conducted at the Ludwig-Maximilians-University of Munich and the University of Sydney in Australia.

David Gearing, Ph.D., one of our co-founders, has served as our Chief Scientific Officer since September 2010. From January 2000 to September 2007, Dr. Gearing served as the Chief Research Officer and Director of Research at CSL Ltd, a specialty biopharmaceutical company based in Melbourne, Australia. From January 1996 to January 2000, he served as Vice President and founder at Millennium Biotherapeutics, Inc., a biopharmaceutical company. From August 1994 to December 1995, Dr. Gearing served as Director of Molecular Biology at SyStemix, a stem cell and gene therapy company. From January 1990 to August 1994, he served as a staff scientist at Immunex Corporation, a biopharmaceutical company. Dr. Gearing has also served as an entrepreneur-in-residence at the Queensland Brain Institute, University of Queensland and as a Professor at the Monash Institute of Medical Research. Dr. Gearing has a B.Sc. (Hons.) in Biochemistry from Leeds University and a Ph.D. in Biochemistry and Molecular Biology from Monash University and also trained at the Cancer Research Unit of the Walter and Eliza Hall Institute in Melbourne, Australia.

Damian Lismore has served as our Chief Financial Officer since November 2013. From August 2005 to August 2013, Mr. Lismore served as Chief Financial Officer and Company Secretary of Biota Holdings Limited, an Australian-listed biotechnology company. From April 2002 to August 2005, he served as Managing Director of MNT Innovations, the commercial arm of the Cooperative Research Centre for MicroTechnology, a partnership of research, industry and government focused on developing new technologies. Mr. Lismore served as General Manager Australia of Analytica Limited from February 2001 to April 2002. From May 2000 to December 2000, he served as Chief Operating Officer of MebWeb Limited. From April 1996 to May 2000, Mr. Lismore was a member of the Group Executive Committee and served as Group Financial Controller and General Manager of Buying and Finance at Sigma Company Limited, an Australian-listed pharmaceutical wholesaler and manufacturer. From 1986 to 1996, Mr. Lismore served in various roles, the most recent as Senior Manager with Price Waterhouse (now PricewaterhouseCoopers) in Australia, and from 1980 to 1986 he served in various accounting roles at Deloitte Haskins & Sells (now Deloitte LLP) in the United Kingdom. He is a member of the Institute of Chartered Accountants in Australia, a Fellow of the Institute of Chartered Accountants in Ireland, and is a graduate of the Australian Institute of Company Directors. Mr. Lismore has a Bachelor of Accountancy with Honors from University of Ulster.

Geraldine Farrell has served as our Vice President Operations and General Counsel since August 2013. Ms. Farrell served as a senior lawyer at Griffith Hack, an intellectual property firm in Australia, from November 2008 to July 2013. Prior to joining Griffith Hack, Ms. Farrell was an attorney at Freehills (now Herbert Smith Freehills) and Minter Ellison, both large Australian law firms. Ms. Farrell has more than 18 years’ experience as an intellectual property and commercial lawyer. Ms. Farrell is a graduate of the Australian Institute of Company Directors, and has served as a director on several private company boards of directors, government organizations and not-for-profit entities. Ms. Farrell has a Bachelor of Science in Pharmacology and Physiology, a Bachelor of Laws, and a Master of Laws (Intellectual Property), all from Monash University.

Proposal No. 2

Ratification of Appointment of Independent Registered Public Accounting Firm and Statutory Auditor and Authorization to Fix its Remuneration

The Audit Committee of our board of directors has appointed PricewaterhouseCoopers to serve as our independent registered public accounting firm to audit our consolidated financial statements and to perform the Irish statutory audit of Nexvet Biopharma plc for the fiscal year ending June 30, 2016. We are asking our shareholders to ratify this appointment and to authorize our board of directors acting through the Audit Committee to fix the remuneration of PricewaterhouseCoopers.

PricewaterhouseCoopers has acted as our independent registered public accounting firm since its appointment in July 2014. A representative of PricewaterhouseCoopers is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Shareholder ratification of the appointment of PricewaterhouseCoopers as our independent registered public accounting firm and statutory auditor and authorization to fix its remuneration is not required by our Articles or otherwise. However, our board of directors is submitting this proposal to shareholders as a matter of good corporate governance practice. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Nexvet and our shareholders.

Fees for Professional Services

The following table sets forth the aggregate fees billed to us for the fiscal years ended June 30, 2015 and 2014 by PricewaterhouseCoopers:

	Fiscal 2015 ($)	Fiscal 2014 ($)
Audit fees(1)	306,000	215,000
Audit-related fees(2)	597,000	—
Tax fees(3)	—	—
All other fees(4)	—	—

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, the review of the interim consolidated financial statements included in quarterly reports and other services that are normally provided by the independent registered public accounting firm, such as services in connection with subsidiary audits, statutory and regulatory filings or engagements, acquisitions and SEC registration statements.

(2)	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit fees.”

(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

(4)	All other fees consist of fees for products and services other than the services reported above.

Our independent registered public accounting firm has not provided any services resulting in audit-related fees, tax fees, or all other fees, as described above (whether or not pursuant to a waiver by the Audit Committee of the pre-approval provisions set forth in applicable rules of the SEC). The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting. Because abstentions and broker non-votes will not be considered votes cast at the annual meeting, abstentions and broker non-votes will not have any effect on the outcome of voting on this proposal, although broker non-votes will be counted as present for purposes of determining a quorum

Accordingly, we are asking shareholders to approve the following resolution as an ordinary resolution of the Company at the annual meeting:

RESOLVED that the shareholders ratify the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016 and statutory auditor until the close of the next annual general meeting of shareholders, and to authorize the board of directors acting through the Audit Committee to fix its remuneration.

Our board of directors unanimously recommends a vote “FOR” the ratification of PricewaterhouseCoopers as our independent registered public accounting firm and statutory auditor for the fiscal year ending June 30, 2016 and the authorization of our board of directors acting through the Audit Committee to fix its remuneration.

Report of the Audit Committee

The Audit Committee (the “Audit Committee”) of the board of directors (the “Board”) of Nexvet Biopharma public limited company (“Nexvet”) currently consists of three directors, each of whom the Board has determined to satisfy the financial literacy and independence requirements under applicable rules of the U.S. Securities and Exchange Commission and the Nasdaq Global Market as they apply to audit committee members. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. A copy of the charter is available on Nexvet’s website at www.nexvet.com. The information contained on Nexvet’s website, including the charter, is not incorporated by reference into this report or into Nexvet’s proxy statement in which this report appears, and inclusion of Nexvet’s website address and references to information accessible on Nexvet’s website are inactive textual references only.

The Audit Committee oversees Nexvet’s financial reporting process on behalf of the Board. The Audit Committee is responsible for retaining Nexvet’s independent registered public accounting firm, evaluating its independence, qualifications and performance and approving in advance the engagement of the independent registered public accounting firm for all audit and non-audit services. Management has the primary responsibility for the financial statements and the financial reporting process, including internal control systems, and procedures designed to ensure compliance with applicable laws and regulations. Nexvet’s independent registered public accounting firm, PricewaterhouseCoopers, is responsible for expressing an opinion as to the conformity of Nexvet’s audited financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed Nexvet’s audited financial statements with management. The Audit Committee has discussed with Nexvet’s independent registered public accounting firm the matters required to be discussed by the Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has met with the independent registered public accounting firm, with and without management present, to discuss the overall scope of the independent registered public accounting firm’s audit, the results of its examinations, internal controls matters and the overall quality of Nexvet’s financial reporting.

The Audit Committee has received the written disclosures and the letter from Nexvet’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to Nexvet’s board of directors that Nexvet’s audited financial statements be included in Nexvet’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

AUDIT COMMITTEE
Chris Brown
Ashraf Hanna, Ph.D., M.D.
Cormac Kilty, Ph.D.

Pursuant to the Instruction to Item 407(d), the foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Nexvet specifically incorporates such information by reference in such filing.

Proposal No. 3

Amendments to Memorandum of Association and Adoption of Revised Articles of Association

Background and Description

Holders of our ordinary shares are being asked to consider and approve certain amendments to our Constitution (as amended, the “Amended Constitution”) which take into account the comprehensive consolidation, with amendments, of company law in Ireland effected by the new Irish Companies Act 2014, which came into force on June 1, 2015 (the “2014 Act”). The Amended Constitution is being proposed as a special resolution pursuant to Article 67 of our Articles. Our board of directors has unanimously approved the Amended Constitution and recommends adoption by our shareholders.

Following the introduction of the 2014 Act, we are proposing the Amended Constitution to align our Constitution with the new act and to minimize the impact on our company’s historical practices. We have set out below a summary of the changes to our Constitution we are proposing, which include:

•	Allowing directors to use our company property, subject to conditions approved by the board of directors and the provisions of the Amended Constitution, the 2014 Act and other applicable law;

•	Clarifying that prior board approval is required in circumstances where a director may have obligations to a party other than the Company that impact his or her ability to exercise independent judgment;

•	Providing for new requirements and opting out of optional provisions regarding the Irish statutory accounting records and financial statements;

•	Maintaining the disapplication of optional sections under the new 2014 Act; and

•	Updates to cross-references and statutory references throughout our Constitution.

Article 117 of the Amended Constitution would permit directors to continue to use company property in accordance with our policies and applicable agreements. Under Section 228(1)(d) of the 2014 Act, the use of company property by a director for his or her own benefit is prohibited unless expressly permitted in the company’s constitution or approved by resolution of the company’s shareholders. We have historically permitted our chief executive officer, who also serves as a member of our board of directors, and other executive officers to make reasonable personal use of company-provided laptops, mobile phones and other technology resources, such as for personal email, telephone calls and text messaging, provided that such incidental use does not interfere with the executive’s duties, is reasonable in scope and duration, does not conflict with our business and does not violate any of our policies, including our Technology Use Policy. We believe such incidental personal use is reasonable, especially when the roles of our executive officers require frequent domestic and international travel.

Article 125 of the Amended Constitution makes it clear that Sections 228(1)(e) and 228(2), which were added by the 2014 Act, will not restrict anything which may be done by any director in accordance with the prior authorization of the board of directors or a committee thereof. In addition, Article 125 would prohibit any individual director from entering into a commitment that might otherwise be permitted by Section 228(2) of the 2014 Act without the prior approval of the board of directors or a committee thereof.

Articles 83 and Articles 171 to 176 of the Amended Constitution would provide for the new requirements regarding the maintenance of Irish statutory accounting records set out in Chapter 2 of Part 6 of the 2014 Act. Article 176 of the Amended Constitution would allow the board of directors to send shareholders summary financial statements in lieu of the full Irish statutory financial statements. However, when the board of directors elects to do so, any shareholder may request a full copy of the full Irish statutory financial statements.

Article 1.1 of the Amended Constitution would disapply optional sections of the 2014 Act. The 2014 Act adopts a new approach in regard to the articles of association of all companies. Instead of making provisions for an optional model set of articles of association, the 2014 Act now contains specific sections which apply to all companies unless specifically excluded by the articles of association. Our existing Articles already disapply these provisions, but Article 1.1 of the Amended Constitution is necessary to maintain this approach.

The Constitution would also be revised throughout to make minor amendments that update statutory references consistent with the 2014 Act.

The full text of the proposed Amended Constitution, with the proposed changes reflected therein, is attached to this proxy statement as Appendix A. We urge you to read the text of the Amended Constitution in its entirety. The foregoing description of the proposed changes is qualified in its entirety by reference to Appendix A.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of at least 75% of the votes cast on the proposal at the annual meeting. Because abstentions and broker non-votes will not be considered votes cast at the annual meeting, abstentions and broker non-votes will not have any effect on the outcome of voting on this proposal, although broker non-votes will be counted as present for purposes of determining a quorum.

Accordingly, we are asking shareholders to approve the following resolutions as special resolutions of the Company at the annual meeting:

RESOLVED that the wording in the Memorandum of Association of the Company be updated as follows:

(a) By the deletion in paragraph 2 of the words “The Company is to be a public limited company” and the substitution therefor of the words “The Company is to be a public limited company registered under Part 17 of the Companies Act 2014”;

(b) In paragraph 3(p), by the deletion of the words “as defined by Section 155 of the Companies Act 1963 or another subsidiary as defined by the said Section” and the substitution therefor of the words “as defined by sections 7 and 8 of the Companies Act 2014 or another subsidiary as defined by the said section”; and

(c) By the re-numbering of each of the existing sub-paragraphs 3(a) to 3(jj) as sub-paragraphs 3.1 to 3.36.

RESOLVED that the Articles of Association produced to the meeting (a copy of which is attached to this proxy statement as Appendix A) be adopted as the new Articles of Association of the Company in substitution for and to the exclusion of the existing Articles of Association of the Company.

Our board of directors unanimously recommends a vote “FOR” the amendments to our Memorandum and the adoption of revised Articles.

Executive Compensation

As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies. The following is a discussion of compensation arrangements of our named executive officers (“NEOs”), which consist of our principal executive officer and the next two most highly compensated executive officers, for fiscal year 2015. Our NEOs for fiscal year 2015 were as follows:

• Mark Heffernan, Ph.D., Chief Executive Officer;

• David Gearing, Ph.D., Chief Scientific Officer; and

• Damian Lismore, Chief Financial Officer

Summary Compensation Table – 2015 and 2014

The following table sets forth the compensation awarded to, earned by or paid for services in all capacities by our NEOs during fiscal years 2015 and 2014. The compensation described in this table and throughout this section does not include medical, group life insurance or other benefits that are available to all of our salaried employees.

Name and Principal Position	Year	Salary(1)		Bonus(1)(2)	Option Awards(1)(3)	Stock Awards(1)(3)	All Other Compensation(4) (1)		Total(1)
Mark Heffernan, Ph.D.	2015	$353,549		$109,379	$289,504	$51,584	$—		$806,016
Chief Executive Officer	2014	244,852		90,810	143,192	—	53,543	(4)	532,397
David Gearing, Ph.D.	2015	282,858		74,392	271,788	39,844	—		668,882
Chief Scientific Officer	2014	240,673		89,036	143,192	—	—		472,901
Damian Lismore	2015	280,693		77,191	261,605	42,690	—		662,179
Chief Financial Officer	2014	149,650	(5)	39,469	110,148	—	—		299,267

(1)	Dollar amounts reflect the U.S. dollar equivalent of the amounts paid to our NEOs. The amounts were converted to U.S. dollars from Australian dollars using the applicable exchange rates for A$ into US$. Of this amount, Australian residents received superannuation (a government-required retirement program) contributions at the statutory rate of 9.25% and 9.5% of base salary in fiscal years 2014 and 2015, respectively.

(2)	Represents amounts earned in the relevant fiscal year as bonuses awarded by our board of directors based on the achievement of company goals related to financing and corporate activities and advancement of our development programs.

(3)	Represents the grant date fair value of all awards (other than the award to Dr. Heffernan for his service as a director) made during the relevant fiscal year calculated using the assumptions described in the notes to our consolidated financial statements included in our annual report on Form 10-K. The Option Awards compensation for each NEO includes $148,927 in respect of a non-statutory share option to purchase 100,000 ordinary shares at $15.00 per share, which vested 25% through May 2015 and thereafter in equal quarterly installments on the last day of the next 15 calendar quarters.

(4)	Represents $21,417 in cash and $32,126 in the grant date fair value of options received by Dr. Heffernan in fiscal year 2014 for his service as a director. The option grant date fair value was determined using the assumptions described in the notes to our consolidated financial statements included in our annual report on Form 10-K.

(5)	Mr. Lismore joined us in November 2013 and the amount for fiscal year 2014 reflects a partial year of service.

Outstanding Equity Awards as of June 30, 2015

The following table sets forth information regarding outstanding option awards held by our NEOs as of June 30, 2015.

		Option Awards
Name	Grant Date	Exercisable (#)	Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Mark Heffernan Ph.D.	11/05/2013	6,135	12,271	(1)	0.125	11/04/2020
	09/18/2014	—	21,750		0.125	07/01/2019
	08/19/2014	—	52,040		6.35	02/28/2018
	05/18/2015	30,000	70,000		15.00	02/10/2022
David Gearing Ph.D.	11/05/2013	6,135	12,271	(1)	0.125	11/04/2020
	09/18/2014	—	16,800		0.125	07/01/2019
	08/19/2014	—	46,372		6.35	02/28/2018
	05/18/2015	30,000	70,000		15.00	02/10/2022
Damian Lismore	11/05/2013	4,719	9,440	(1)	0.125	11/04/2020
	09/18/2014	—	18,000		0.125	07/01/2019
	05/18/2015	30,000	70,000		15.00	02/10/2022

(1)	Grant vested or will vest, as applicable, in equal annual installments as to 33% of the underlying ordinary shares on each of November 5, 2014, 2015 and 2016.

Employment Agreements

The following summarizes the employment agreements of our NEOs, which we entered into in December 2014. The employment agreements set forth the terms and conditions of employment that have been in effect following the closing of our initial public offering, including base salary, bonuses, eligibility to receive our standard employee benefit plans, equity awards and the acceleration of the vesting of share options held by the NEO upon the occurrence of certain conditions. Dr. Heffernan and Mr. Lismore have each signed our standard proprietary information and inventions agreement, and Dr. Gearing’s employment agreement contains standard confidential information, invention assignment and non-competition provisions. Our board of directors has instructed Dr. Heffernan and Mr. Lismore to remain in Melbourne, Australia for the foreseeable future and has initiated contractual discussions with both parties regarding deferral of their relocation to the San Francisco Bay Area contemplated under their employment agreements.

Mark Heffernan, Ph.D.

Dr. Heffernan has served as our Chief Executive Officer since April 2011 and as a member of our board of directors since August 2014. Following completion of our initial public offering, he has continued to serve in that role in an “at will” capacity, will continue to be nominated by us for election to our board of directors and is expected to be based in the San Francisco Bay Area. Dr. Heffernan’s annual base salary is $450,000. He is also eligible for an annual cash bonus of up to 45% of his annual base salary for the year in which the bonus is granted, based on his achievement of personal objectives and our achievement of corporate objectives determined by our board of directors or Compensation Committee. Contingent on his relocation to the San Francisco Bay Area by a date agreed to by our board of directors, Dr. Heffernan will be entitled to a one-time relocation allowance pursuant to which we will reimburse up to $119,700 of his relocation expenses (which he must repay to us if he voluntarily resigns without “good reason” within 12 months of the completion of our initial public offering), as well as reimbursement of up to $25,000 for vacation travel in each of fiscal years 2016, 2017 and 2018.

Pursuant to his employment agreement, we granted Dr. Heffernan a nonstatutory share option to purchase 100,000 of our ordinary shares at the greater of $15.00 per share or the public offering price, which vested 25% in May 2015 and thereafter in substantially equal quarterly installments on the last day of each of the next 15 calendar quarters. Dr. Heffernan is also be eligible to receive annual equity awards of up to $1.0 million in value, which may vest on service, performance or other conditions established by our board of directors. Upon a “change in control,” all equity awards held by Dr. Heffernan will become 100% vested and exercisable in full.

David Gearing, Ph.D.

Dr. Gearing has served as our Chief Scientific Officer since September 2010. Following completion of our initial public offering, he has continued to serve in that role and is expected to continue to be based in Melbourne, Australia. Dr. Gearing’s annual base salary is $325,000 (inclusive of statutory superannuation fund contributions, currently at a rate of 9.5%). He is also eligible for an annual cash bonus of up to 40% of his annual base salary for the year in which the bonus is granted, based on his achievement of personal objectives and our achievement of corporate objectives determined by our board of directors.

Pursuant to his employment agreement, we granted Dr. Gearing a nonstatutory share option to purchase 100,000 of our ordinary shares at the greater of $15.00 per share or the public offering price, which vested 20% upon closing of our initial public offering and thereafter in substantially equal quarterly installments on the last day of each of the next 16 calendar quarters. Dr. Gearing is also eligible to receive annual equity awards of up to $300,000 in value, which may vest on service, performance or other conditions established by our board of directors. Upon a “change in control,” all equity awards held by Dr. Gearing will become 100% vested and exercisable in full.

Damian Lismore

Mr. Lismore has served as our Chief Financial Officer since November 2013. Following completion of our initial public offering, he has continued to serve in that role in an “at will” capacity and is expected to be based in the San Francisco Bay Area. Mr. Lismore’s annual base salary is $350,000. He is also eligible for an annual cash bonus of up to 40% of his annual base salary for the year in which the bonus is granted, based on his achievement of personal objectives and our achievement of corporate objectives determined by our board of directors or Compensation Committee. Contingent on his relocation to the San Francisco Bay Area by a date agreed to by our board of directors, Mr. Lismore will be entitled to a one-time relocation allowance pursuant to which we will reimburse up to $50,700 of his relocation expenses (which he must repay to us if he voluntarily resigns without “good reason” within 12 months of the completion of our initial public offering), as well as reimbursement of up to $10,000 for vacation travel in each of fiscal years 2016, 2017 and 2018.

Pursuant to his employment agreement, we granted Mr. Lismore a nonstatutory share option to purchase 100,000 of our ordinary shares at the greater of $15.00 per share or the public offering price, which vested 20% upon closing of our initial public offering and thereafter in substantially equal quarterly installments on the last day of each of the next 16 calendar quarters. Mr. Lismore is also eligible to receive annual equity awards of up to $400,000 in value, which may vest on service, performance or other conditions established by our board of directors. Upon a “change in control,” all equity awards held by Mr. Lismore will become 100% vested and exercisable in full.

Severance-Related Provisions

We may terminate Dr. Heffernan’s or Mr. Lismore’s employment at any time and for any reason, with or without cause, upon written notice. If we do so for “cause,” such executive officer would only be entitled to the prorated amount of his base salary and any accrued and used vacation or benefits through the termination date. If we do so without “cause” or either Dr. Heffernan or Mr. Lismore resigns for “good reason,” such executive officer would be entitled to continued payment of his base salary and health insurance premiums for himself and his eligible dependents for six months, a cash amount approximating the value of the annual equity award he would have received in the year of his termination (prorated through his termination date), and full acceleration of the vesting of his options and any annual equity awards (which will be exercisable for the remainder of the option term as if employment had not terminated). If either Dr. Heffernan or Mr. Lismore is terminated without “cause” or resigns for “good reason” immediately prior to, upon or within 12 months following a “change of control,” he will be entitled to these same benefits, except that the salary continuation and health insurance premium payments will continue for 12 months rather than six months.

We may terminate Dr. Gearing’s employment at any time by giving him six months’ written notice, or 12 months’ written notice if we terminate his employment immediately prior to, upon or within 12 months following a “change of control.” If we so terminate Dr. Gearing, he is entitled to a cash amount approximating the value of the annual equity award he would have received in the year of his termination (prorated through his termination date), and full acceleration of the vesting of his options and any annual equity awards (which will be exercisable for the remainder of the option term as if employment had not terminated). We may terminate Dr. Gearing summarily without notice or any payment in lieu of notice if he commits serious misconduct, he commits a serious or persistent breach of any material term or condition of his employment agreement, he refuses or fails to comply with our lawful and reasonable directive that is not timely rectified, he engages in any fraudulent or dishonest conduct or other specified conditions arise that impact his ability to perform his duties or may bring us into disrepute.

Each of Dr. Heffernan, Dr. Gearing and Mr. Lismore may terminate his employment at any time by giving us three months’ notice, and in this case all of his unvested options and annual equity awards will not vest or be exercisable on the date his employment terminates.

Certain Definitions

For purposes of each of our NEOs’ employment agreement, a “change in control” means: (i) a merger or consolidation or the sale, or exchange by our shareholders of all or substantially all of our share capital, where our shareholders immediately before such transaction do not obtain or retain, directly or indirectly, at least a majority of the beneficial interest in the voting equity of the surviving or acquiring entity in substantially the same proportion as before such transaction; (ii) any transaction or series of related transactions to which we are a party in which in excess of 50% of our voting power is transferred, other than a transfer in which our shareholders immediately before such transfer do not obtain or retain, directly or indirectly, more than 50% of the beneficial interest in the voting equity of the entity to which the voting power of our company was transferred; or (iii) the sale or exchange of all or substantially all of our assets, other than a sale or transfer one of our subsidiaries in which our shareholders immediately before such sale or exchange do not obtain or retain, directly or indirectly, at least a majority of the beneficial interest in the voting equity of the entity acquiring our assets in substantially the same proportion as before such transaction.

For purposes of each of Dr. Heffernan’s and Mr. Lismore’s employment agreement:

•	“Cause” means: (i) his gross negligence, gross misconduct or refusal to perform his duties and responsibilities to us (including any willful act or omissions that have a material adverse effect on our reputation or financial statements) after receiving a written description of such failure and been provided with 30 days to cure such failure, or his material breach of fiduciary duties to us; (ii) his conviction of, or plea of nolo contendere to, a felony; or (iii) his engagement in acts of embezzlement or material dishonesty; and

•	“Good reason” means his resignation within 90 days after one of the following conditions has come into existence without his consent: (i) the material breach by us of any of our obligations under the employment agreement; (ii) a material reduction of his duties, position or responsibilities or his removal from such position and responsibilities, or a reduction in the level of supervisor within the organization to whom he reports; (iii) a material reduction in his base salary, unless such reduction is made in connection with a company-wide cost reduction effort; (iv) our requirement that he report to a new primary work location; or (v) a material reduction in the kind or level of employee benefits to which he is entitled immediately prior to such reduction with the result that his overall benefits package is significantly reduced such that the reduction constitutes a “material negative change” to his employment relationship (within the meaning of Section 1.409A-1(n)(2) of the United States Treasury Regulations), unless such reduction is made in connection with a company-wide cost reduction effort of similar scope for all similarly situated employees.

Employee Benefit Plans

2012 Employee Share Option Plan

In August 2012, our board of directors adopted our Employee Share Option Plan (the “2012 Plan”). Pursuant to the 2012 Plan, we issued 264,386 ordinary shares at $4.20 per share to employees (including executive officers), consultants and each member of our board of directors who could purchase such ordinary shares with an interest-free, limited recourse loan payable to us. These limited recourse loans were not collateralized and were not recourse to the assets of the borrower, except to the extent of the shares issued. Because the loans were the sole consideration for the shares issued, we accounted for these arrangements as share options since the substance is similar to the grant of an option, with a deemed exercise price equal to the loan amount. The fair value of the notional share options was expensed in fiscal year 2013 when vested with a corresponding credit to additional paid-in capital.

The limited recourse loans were repayable within 30 days of the termination of service to us of the employee, director or consultant. Failure to pay back the loan within that time frame would have resulted in relinquishing of those shares by the shareholder. The balance of loans outstanding as of June 30, 2015 and 2014 was zero and $1.0 million, respectively. We do not recognize a separate receivable for limited recourse loans.

The 2012 Plan is no longer in use. Between June 30, 2014 and September 30, 2014, all of the limited recourse loans were repaid in cash or satisfied by our repurchase of certain ordinary shares issued subject to such loans at a purchase price of $6.35 per ordinary share. We issued to each former holder of such ordinary shares an option to purchase a number of ordinary shares equal to the number of ordinary shares repurchased with an exercise price of $6.35 per ordinary share. The new options expire in February 2018, consistent with the original repayment date of the loan. With respect to Dr. Heffernan, his $0.3 million loan amount was satisfied with a repurchase by us of 52,040 ordinary shares held by him and the grant to him of an option to purchase 52,040 ordinary shares. With respect to Dr. Gearing, his $0.3 million loan amount was satisfied with a repurchase by us of 46,372 ordinary shares held by him and the grant to him of an option to purchase 46,372 ordinary shares. As a result of the repurchases, all of the limited recourse loans were repaid in our first fiscal quarter of 2015.

2013 Long Term Incentive Plan

In September 2013, our board of directors approved a long-term incentive plan for our employees (including executive officers), directors and consultants pursuant to which in November 2013 we issued share options to purchase 215,799 ordinary shares and restricted share units to acquire 29,214 ordinary shares to employees, directors and consultants. The underlying ordinary shares had a fair value of $5.15 per share, but the awards had an exercise or conversion price, as applicable, of zero, as permitted under Australian law. In August 2014, in anticipation of Nexvet Biopharma Limited, a newly-formed Irish private company, becoming the parent company of Nexvet Australia and its subsidiaries, all of the holders of securities of Nexvet Australia exchanged their holdings for equivalent securities of Nexvet Biopharma Limited. We refer to this transaction as the “Irish Exchange.” Because Irish law requires the payment to an issuer of at least the nominal value of shares in order to acquire such shares from the issuer, any options or restricted share units with a zero exercise or conversion price became exercisable or convertible, as applicable, at their nominal value in August 2014 in anticipation of the Irish Exchange. This nominal value became $0.10 per ordinary share in September 2014 in connection with the Irish Exchange and was revised to $0.125 per ordinary share in connection with the four-for-five share consolidation in November 2014. In September 2014, we also issued share options to purchase 16,800 ordinary shares and restricted share units to acquire 21,240 ordinary shares to employees, directors and consultants. The underlying ordinary shares had a fair value of $6.35 per ordinary share, but the awards had an exercise or conversion price of the nominal value of $0.10 per ordinary share, which nominal value became $0.125 per ordinary share in connection with the four-for five share consolidation in November 2014. Except for share options and restricted share units held by directors (which vested in November 2014), share options and restricted share units held by employees and consultants vest in three equal tranches in November 2014, November 2015 and November 2016. We revised this plan in September 2014 and refer to this plan as our “2013 Plan.”

The 2013 Plan was terminated in connection with our initial public offering. The 2013 Plan continues to govern outstanding awards granted thereunder. Appropriate adjustments will be made in the number of authorized ordinary shares and other numerical limits in our 2013 Plan and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a share split or other change in our capital structure.

Prior to its termination, the 2013 Plan was administered by our board of directors. Subject to the provisions of our 2013 Plan, the board of directors determined, in its discretion, the persons to whom, and the times at which, awards were granted, as well as the size, terms and conditions of each award, under the 2013 Plan. All awards are evidenced by a written agreement between us and the holder of the award. The board of directors has the authority to construe and interpret the terms of the 2013 Plan and awards granted under our 2013 Plan.

In the event of a change of control as described in our 2013 Plan, the acquiring or successor entity may assume or continue all or any awards outstanding under our 2013 Plan or substitute substantially equivalent awards. Any awards which are not assumed or continued in connection with a change of control or are not exercised or settled prior to the change of control will terminate effective as of the time of the change of control. Our board of directors may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines, except that the vesting of all awards held by members of our board of directors who are not employees will automatically be accelerated in full. Our 2013 Plan also authorizes our board of directors, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in ordinary shares upon a change of control in exchange for a payment to the participant with respect to each share subject to the cancelled award of an amount equal to the excess of the consideration to be paid per ordinary share in the change of control transaction over the exercise price per ordinary share, if any, under the award.

2015 Equity Incentive Plan

In September 2014, our board of directors adopted, and in November 2014 our shareholders approved, the 2015 Equity Incentive Plan (“2015 Plan”). The 2015 Plan was amended by our board of directors in January 2015 and became effective on the date immediately prior to the date of the prospectus for our initial public offering. The 2015 Plan is intended to provide incentives that will assist us in attracting, retaining and motivating employees, including officers, consultants and directors. We may provide these incentives through the grant of share options, restricted share units, performance shares and units and other cash-based or share-based awards.

A total of 1,280,000 of our ordinary shares were initially authorized and reserved for issuance under the 2015 Plan. This reserve has or will automatically increase on July 1 of each year through 2024 by an amount equal to the lesser of:

•	Four percent of the number of our ordinary shares issued and outstanding on the immediately preceding June 30; and

•	An amount determined by our board of directors.

The ordinary shares available under the 2015 Plan will not be reduced by awards settled in cash, but will be reduced by ordinary shares withheld to satisfy tax withholding obligations with respect to ordinary share options (but not other types of awards). The gross number of ordinary shares issued upon the exercise of options exercised by means of a net exercise or by tender of previously-owned ordinary shares will be deducted from the ordinary shares available under the 2015 Plan. Notwithstanding the foregoing, and subject to adjustment as described below, the maximum aggregate number of ordinary shares that may be subject to issuance at any given time under the 2015 Plan in connection with outstanding awards shall not exceed a number equal to ten percent of our total issued and outstanding ordinary shares (calculated on a non-diluted basis).

Appropriate adjustments will be made in the number of authorized ordinary shares and other numerical limits in the 2015 Plan and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a share split or other change in our capital structure. Ordinary shares subject to awards which expire or are cancelled or forfeited will again become available for issuance under the 2015 Plan.

The 2015 Plan is generally administered by the Compensation Committee. Subject to the provisions of the 2015 Plan, the Compensation Committee will determine in its discretion the persons to whom and the times at which awards are granted, the sizes of such awards and all of their terms and conditions. The Compensation Committee has the authority to construe and interpret the terms of the 2015 Plan and awards granted under it. The 2015 Plan provides, subject to certain limitations, for indemnification by us of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2015 Plan.

The 2015 Plan authorizes the Compensation Committee, without further shareholder approval, to provide for the cancellation of share options with exercise prices in excess of the fair market value of the underlying ordinary shares in exchange for new options or other equity awards with exercise prices equal to the fair market value of the underlying ordinary shares or a cash payment.

Awards may be granted under the 2015 Plan to our employees, including officers, directors or consultants, or those of any present or future parent or subsidiary corporation or other affiliated entity. All awards will be evidenced by a written agreement between us and the holder of the award and may include any of the following:

•	Share options. The Compensation Committee may grant nonstatutory share options or incentive share options (as described in Section 422 of the Internal Revenue Code of 1986, as amended), each of which gives its holder the right, during a specified term (not exceeding ten years) and subject to any specified vesting or other conditions, to purchase a number of our ordinary shares with an exercise price per share determined by the administrator, which may not be less than the fair market value of an ordinary share on the date of grant. The maximum term of any share option granted under the 2015 Plan is seven years. The maximum number of ordinary shares that may be issued as incentive share options is 1,280,000.

•	Restricted share units. Restricted share units represent rights to receive ordinary shares (or their value in cash) at a future date without payment of a purchase price, other than the nominal value per ordinary share as required by Irish law, subject to vesting or other conditions specified by the administrator. Holders of restricted share units have no voting rights or rights to receive cash dividends unless and until ordinary shares are issued in settlement of such awards. However, the administrator may grant restricted share units that entitle their holders to dividend equivalent rights.

•	Performance awards. Performance awards, consisting of either performance shares or performance units, are awards that will result in a payment to their holder only if specified performance goals are achieved during a specified performance period. The administrator establishes the applicable performance goals based on one or more measures of business performance enumerated in the 2015 Plan, such as revenue, gross margin, net income or total shareholder return. To the extent earned, performance awards may be settled in cash, in ordinary shares or a combination of both in the discretion of the administrator. Holders of performance shares or performance units have no voting rights or rights to receive cash dividends unless and until ordinary shares are issued in settlement of such awards. However, the administrator may grant performance shares that entitle their holders to dividend equivalent rights.

•	Cash-based awards and other share-based awards. The administrator may grant cash-based awards that specify a monetary payment or range of payments or other share-based awards that specify a number or range of ordinary shares or units that, in either case, are subject to vesting or other conditions specified by the administrator. Settlement of these awards may be in cash or ordinary shares, as determined by the administrator. The holder of such an award will have no voting rights or right to receive cash dividends unless and until ordinary shares are issued pursuant to the award. The administrator may grant dividend equivalent rights with respect to other share-based awards.

In the event of a change of control as described in the 2015 Plan, the acquiring or successor entity may assume or continue all or any awards outstanding under the 2015 Plan or substitute substantially equivalent awards. The Compensation Committee may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines. Any awards which are not assumed, continued or substituted for in connection with a change of control or are not exercised or settled prior to the change of control will terminate effective as of the time of the change of control. Notwithstanding the foregoing, except as otherwise provided in an award agreement governing any award as determined by the Compensation Committee and subject to applicable law, any award that is not assumed, continued or substituted for in connection with a change of control shall become fully vested and exercisable and/or settleable immediately prior to, but conditioned upon, the consummation of the change of control. The 2015 Plan also authorizes the Compensation Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares upon a change of control in exchange for a payment to the participant with respect to each share subject to the cancelled award of an amount equal to the excess of the consideration to be paid per ordinary share in the change of control transaction over the exercise price per share, if any, under the award.

The 2015 Plan will continue in effect until it is terminated by our board of directors, provided, however, that all awards will be granted, if at all, within ten years of its effective date. The board of directors may amend, suspend or terminate the 2015 Plan at any time, provided that without shareholder approval the 2015 Plan cannot be amended to increase the number of shares authorized, change the class of persons eligible to receive incentive share options or effect any other change that would require shareholder approval under any applicable law or listing rule.

Indemnification

To the fullest extent permitted by Irish law, our Articles contain indemnification for the benefit of our directors and executive officers. However, as to our directors and company secretary, this indemnity is limited by the 2014 Act, which prescribe that an advance commitment to indemnify only permits a company to pay the costs or discharge the liability of a director or company secretary where judgment is given in favor of the director or company secretary in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the director or company secretary acted honestly and reasonably and ought fairly to be excused. Any provision whereby an Irish company seeks to commit in advance to indemnify its directors or company secretary over and above the limitations imposed by the 2014 Act will be void, whether contained in its articles of association or any contract between the company and the director or company secretary. This restriction does not apply to our executive officers who are not directors, the company secretary or other persons who would be considered “directors” within the meaning of the 2014 Act.

We are permitted under our Articles and the 2014 Act to take out directors’ and officers’ liability insurance, as well as other types of insurance, for our directors, officers, employees and agents. In order to attract and retain qualified directors and officers, we expect to purchase and maintain customary directors’ and officers’ liability insurance and other types of comparable insurance.

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Articles. These agreements, among other things, provide that we will to the extent permitted under our Articles and the 2014 Act indemnify and provide expense advancement for our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

The indemnification provisions in our Articles may discourage shareholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our shareholders. A shareholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act of 1933, as amended, may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is therefore unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Non-Employee Director Compensation

We currently provide cash compensation to certain of our non-employee directors. From time to time, we have also granted option awards and restricted share units to certain of our non-employee directors as compensation for their services. The compensation of Dr. Heffernan, a director and our Chief Executive Officer, is discussed in the section titled “Executive Compensation.” Starting in fiscal year 2015, directors who are also our employees do not receive additional compensation for their service as directors. The following table sets forth information regarding compensation earned by our non-employee directors during fiscal year 2015.

Name	Fees Earned or Paid in Cash(1)	Equity Awards(1)(2)	Total(1)
Current Directors
Chris Brown	$77,935	$45,207	$123,142
George Gunn, BVM&S, DVSM, MRCVS, Ph.D.	21,750	9,790	31,540
Ashraf Hanna, Ph.D., M.D.	43,171	30,024	73,195
Cormac Kilty, Ph.D.	48,869	22,419	71,288
Joseph McCracken, DVM	24,449	47,569	72,018
John Payne	45,647	42,360	88,007
Graeme Wald, Ph.D.(3)	48,817	22,419	71,236
Rajiv Patel	17,431	16,644	34,075

(1)	Dollar amounts reflect the U.S. dollar equivalent of the amounts paid to our directors in Australian dollars.

(2)	Reflects the grant date fair value of all awards made during fiscal year 2015 calculated using the assumptions described in the notes to our consolidated financial statements included in our annual report on Form 10-K. As of June 30, 2015, our non-employee directors held the following share-based awards: Mr. Brown and Dr. Wald, options to purchase 10,680 and 3,600 ordinary shares, respectively; Dr. Gunn, Dr. Hanna, Dr. McCracken and Mr. Patel, restricted share units to acquire 6,900, 4,000, 4,000 and 5,000 ordinary shares, respectively.

(3)	Dr. Wald resigned as a director effective June 30, 2015.

Our board of directors adopted a director compensation policy for all non-employee directors, which became effective upon completion of our initial public offering, pursuant to which non-employee directors are compensated for their services on our board of directors and employees who serve as directors receive no separate compensation for such service. Pursuant to the policy:

•	each non-employee director will receive an annual cash retainer of $40,000 or an equivalent number of ordinary shares for the director’s service during the year;

•	the Chairman of the Board will receive an annual cash retainer of $80,000 for the Chairman’s service during the year;

•	the chairman of the Audit Committee will receive an additional annual fee of $15,000 for the chairman’s service during the year and each Audit Committee member will receive $7,500 for the member’s service during the year;

•	the chairman of the Compensation Committee will receive an additional annual fee of $10,000 for the chairman’s service during the year and each Compensation Committee member will receive $5,000 for the member’s service during the year; and

•	the chairman of the Nominating Committee will receive an additional annual fee of $7,500 for the chairman’s service during the year and each Nominating Committee member will receive $3,500 for the member’s service during the year.

The policy further provides for the grant of equity awards as follows:

•	each non-employee director appointed to our board of directors following this offering will receive an annual grant of options to purchase 3,600 ordinary shares with an exercise price of the nominal value of $0.125 per ordinary share, except that non-employee directors who are U.S. residents will receive a comparable grant of restricted share units. The options or restricted share units will vest quarterly in arrears over a 12-month period; and

•	each new non-employee director will receive an initial grant of options to purchase 6,000 ordinary shares with an exercise price of the nominal value of $0.125 per ordinary share, except that non-

employee directors who are U.S. residents will receive a comparable grant of restricted share units. The options or restricted share units will vest quarterly in arrears over a 36-month period.

Each director is also entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of our board of directors and any committee on which he or she serves.

Certain Relationships and Related Transactions

Since July 1, 2014, there has not been any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors or executive officers, any holder of more than five percent of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the arrangements described in the sections of this proxy statement titled “Non-Employee Director Compensation” and “Executive Compensation” and the transactions set forth below. We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties.

Consulting Agreements

Dr. Andrew Gearing is a former director, a co-founder of our company and a brother of David Gearing, a co-founder of our company and our Chief Scientific Officer. Dr. Andrew Gearing serves on the board of directors of Biocomm Square Pty Ltd. In August 2010 and August 2013, we entered into consulting agreements with Biocomm Square Pty Ltd for research and development support services. These agreements were superseded by a new consulting agreement in December 2013, which was amended in April 2014. In addition, we entered into an agreement with Biocomm Square Pty Ltd in November 2011 for assistance in obtaining partnering arrangements with Japanese entities. We paid Biocomm Squared Pty Ltd $0.2 million and $0.2 million for fiscal years 2015 and 2014, respectively, related to these agreements.

Robert Gearing is the brother of David Gearing, one of our co-founders and our Chief Scientific Officer, and owns and operates Ridge Biotechnology Consulting, LLC. In April 2011 and April 2012, we entered into consulting agreements with Ridge Biotechnology Consulting, LLC for the provision of manufacturing consulting services, and we entered into a new consulting agreement with Ridge Biotechnology Consulting, LLC in January 2014. We paid Ridge Biotechnology Consulting, LLC $0.2 million and $0.1 million for fiscal years 2015 and 2014, respectively, related to these agreements.

Participation in our Initial Public Offering

In February 2015, we sold an aggregate of 700,000 ordinary shares, at the initial public offering price of $10.00 per share, to entities affiliated with Farallon Capital Management, L.L.C., which hold more than 5% of our ordinary shares and are affiliates of a director, for aggregate gross consideration of $7.0 million.

Shareholders Agreement and Registration Rights Agreement

In connection with our Series B preference share financing, we amended and restated our shareholders agreement pursuant to which we undertook to provide registration rights to the holders of our Series B preference shares. We amended and restated the shareholders agreement again in September 2014 in connection with the Irish Exchange. The shareholders agreement terminates upon the completion of this offering. In connection with this offering, we entered into a registration rights agreement with each holder of our Series B preference shares that grants such holder certain demand, Form S-3 and piggyback registration rights, which expressly superseded any registration rights under the shareholders agreement. Parties to the shareholders agreement and registration rights agreement include all of our executive officers and directors, other than George Gunn, Ashraf Hanna, Jürgen Horn and John Payne, directly or indirectly through trusts for their benefit (Mark Heffernan, Chief Executive Officer and a director; David Gearing, Chief Scientific Officer; Damian Lismore, Chief Financial Officer; Geraldine Farrell, Vice President Operations and General Counsel; Colin Giles, Vice President Clinical and Regulatory Affairs; Chris Brown, Chairman of the Board; Cormac Kilty, director; Raj Patel, director; and Graeme Wald, formerly a director), and all but one of our five percent or greater shareholders (Adage Capital Partners, LP; Akubra Investors, LLC; AustralianSuper Pty Ltd; Bushranger Funding, LLC; Foresite Capital Fund II, LP; and Ute Holdings, LLC). Following our initial public offering, the holders of 4,200,016 ordinary shares outstanding as of June 30, 2015 and

1,574,998 ordinary shares issuable upon the exercise of warrants outstanding as of June 30, 2015, or their permitted transferees, are entitled to these registration rights.

Policy for Approval of Related Party Transactions

Our Audit Committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than five percent of our securities, immediate family members of the foregoing persons, and any other persons whom our board of directors determines may be considered related parties, has or will have a direct or indirect material interest. If advance approval is not feasible, the Audit Committee has the authority to ratify a related party transaction at the next Audit Committee meeting. For purposes of our Audit Committee charter, a material interest is deemed to be any consideration received by such a party in excess of $100,000 per year.

In reviewing and approving such transactions, the Audit Committee obtains, or directs our management to obtain on its behalf, all information that our committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, the Audit Committee discusses the relevant factors if deemed to be necessary prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the Audit Committee. This approval authority may also be delegated to the chairman of the Audit Committee in respect of any transaction in which the expected amount is less than $250,000. No related party transaction may be entered into prior to the completion of these procedures.

The Audit Committee or its chairman, as the case may be, approves only those related party transactions that are determined to be in, or not inconsistent with, the best interests of us and our shareholders, taking into account all available facts and circumstances as our committee or the chairman determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the material terms of the transaction, the nature of the related party’s interest in the transaction, the significance of the transaction to the related party and the nature of our relationship with the related party, the significance of the transaction to us, and whether the transaction would be likely to impair (or create an appearance of impairing) the judgment of a director or executive officer to act in our best interest. No member of the Audit Committee may participate in any review, consideration or approval of any related party transaction with respect to which the member or any of his or her immediate family members is the related party, except that such member of the Audit Committee will be required to provide all material information concerning the related party transaction to the Audit Committee.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our ordinary shares as of September 30, 2015 (the “Measurement Date”), for each of our directors, each of our named executive officers, all of our directors and executive officers as a group and each person or group of affiliated persons who is known by us to own beneficially more than five percent of our outstanding ordinary shares. The table is based upon information supplied by officers, directors and principal shareholders.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose, including for purposes of Section 13(d) or 13(g) of the Exchange Act. In calculating the number of ordinary shares beneficially owned by a person and the percentage ownership of that person, we deemed outstanding all ordinary shares underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days from the Measurement Date and all restricted share units that are convertible within 60 days from the Measurement Date. These ordinary shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated and subject to community property laws where applicable, we believe the persons named in the following table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them. Each shareholder’s percentage ownership is based on 11,457,921 ordinary shares outstanding as of the Measurement Date.

Unless otherwise indicated, the address of each beneficial owner is c/o NIBRT, Foster’s Avenue, Mount Merrion Blackrock, Co. Dublin, Ireland.

Name of Beneficial Owner	Ordinary Shares Beneficially Owned	Percent of Outstanding Shares
Named Executive Officers and Directors:
Mark Heffernan, Ph.D.(1)	342,711	3.0%
David Gearing, Ph.D.(2)	444,366	3.9
Damian Lismore(3)	78,031	*
Chris Brown(4)	19,480	*
Ashraf Hanna, Ph.D., M.D.	5,320	*
George Gunn, BVM&S, DVSM, MRCVS, Ph.D.(5)	11,900	*
Cormac Kilty, Ph.D.	144,964	1.3
Joseph McCracken, DVM	5,700	*
John Payne(6)	9,795	*
Graeme Wald(7)	22,471	*
Rajiv Patel(10)(12)(16)	3,181,576	27.8
All directors and executive officers as a group (13 persons)(8)	4,310,299	37.6

5% or Greater Shareholders:
Adage Capital Partners, LP(9)	1,100,000	9.6
Akubra Investors, LLC(10)	1,000,699	8.7
AustralianSuper Pty Ltd ATF AustralianSuper(11)	755,096	6.6
Bushranger Funding, LLC(12)	1,079,211	9.4
Foresite Capital Fund II, LP(13)	908,333	7.9
Irrus Investments Nominee Limited(14)	712,134	6.2
One Funds Management Limited ATF Asia Pacific Healthcare Fund II(15)	964,272	8.4
Ute Holdings, LLC(16)	1,098,786	9.6
Wellington Management Group LLP(17)	1,307,680	11.4

*	Represents beneficial ownership of less than 1% of the outstanding ordinary shares.

(1)	Includes 234,383 ordinary shares and 61,244 ordinary shares issuable upon the exercise of options within 60 days of the Measurement Date held by Mark Heffernan and his spouse, Patricia Heffernan, as trustees for M&T Heffernan A/C, as to which Dr. Heffernan and Ms. Heffernan, have shared voting and dispositive power, and 35,000 ordinary shares issuable upon the exercise of options within 60 days of the Measurement Date.

(2)	Includes 83,664 ordinary shares held by DJGearing Pty Ltd, as trustee for Gearing Family Superannuation Fund, 264,526 ordinary shares and 55,576 ordinary shares issuable upon the exercise of options within 60 days of the Measurement Date held by Gearing Family Pty Ltd as trustee for Gearing Family A/C, as to which David Gearing and his spouse, Julie Gearing, have shared voting and dispositive power, and 35,000 ordinary shares issuable upon the exercise of options within 60 days of the Measurement Date.

(3)	Includes 13,724 ordinary shares and 5,147 ordinary shares issuable upon the exercise of warrants within 60 days of the Measurement Date held by Glenariff Superannuation Pty Ltd, as to which Mr. Lismore and his spouse, Martina Lismore, have shared voting and dispositive power, 7,080 ordinary shares and 7,080 ordinary shares issuable upon the exercise of options within 60 days of the Measurement Date held by Ms. Lismore, and 35,000 ordinary shares issuable upon the exercise of options within 60 days of the Measurement Date.

(4)	Includes 8,800 ordinary shares held by Elsing Pty Ltd, as to which Mr. Brown has sole voting and dispositive power, and 10,680 ordinary shares issuable upon the exercise of options within 60 days of the Measurement Date.

(5)	Dr. Gunn was appointed to our board of directors effective March 31, 2015.

(6)	Includes 6,195 ordinary shares held by John B. Payne Living A/C as to which Mr. Payne has sole voting and dispositive power.

(7)	Includes 7,548 ordinary shares and 2,831 ordinary shares issuable upon the exercise of warrants within 60 days of the Measurement Date held by JanCutz Pty Ltd, and 6,176 ordinary shares and 2,316 ordinary shares issuable upon the exercise of warrants within 60 days of the Measurement Date, held by Wald Funds Pty Ltd, as to which Mr. Wald has sole voting and dispositive power. Mr. Wald resigned from our board of directors effective June 30, 2015.

(8)	Includes 685,930 ordinary shares issuable upon the exercise of warrants within 60 days of the Measurement Date and 150,919 ordinary shares issuable upon the exercise of options within 60 days of the Measurement Date.

(9)	Based on a Schedule 13G filed by Adage Capital Partners, L.P. with the SEC on February 17, 2015. Includes 225,000 ordinary shares issuable upon the exercise of warrants within 60 days of the Measurement Date. Adage Capital Partners, GP, LLC (“ACPGP”), serves as the general partner of Adage Capital Partners, LP (the “Fund”), and as such has discretion over the portfolio of securities beneficially owned by the Fund. Adage Capital Advisors, LLC (“ACA”), is the managing member of ACPGP and directs ACPGP’s operations. Robert Atchinson and Phillip Gross are the managing members of ACA. Mr. Atchinson and Mr. Gross disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein. The address of Adage Capital Partners, L.P. is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02110.

(10)	Based on a Schedule 13D filed by Farallon Capital Management, L.L.C. with the SEC on February 20, 2015 and a Form 4 filed by Farallon Capital Management, L.L.C. with the SEC on September 11, 2015. Includes 212,500 ordinary shares issuable upon the exercise of warrants within 60 days of the Measurement Date. The members of Akubra Investors, LLC (“Akubra”), are: FCIP XR 2014, L.L.C. (“FCIP XR”); and Noonday Special Situation Partners, L.P. (“NSSP”). FCIP XR and NSSP together are referred to as the Farallon Akubra Funds. Farallon Capital Institutional Partners, L.P. (“FCIP”) is the sole member of FCIP XR and may be deemed to beneficially own the ordinary shares owned indirectly by FCIP XR. Farallon Partners, L.P. (“FP”), is the general partner of FCIP and may be deemed to beneficially own the ordinary shares owned indirectly by FCIP XR. NGP, L.L.C. (“NGP”) is the general partner of NSSP and may be deemed to beneficially own the ordinary shares owned indirectly by NSSP. Farallon is the manager of NGP and may be deemed to beneficially own the ordinary shares owned indirectly by NSSP. As managing members of Farallon and of FP, with the power to exercise investment discretion, each of Michael Fisch, Richard Fried, Daniel Hirsch, David Kim, Monica Landry, Michael Linn, Rajiv Patel, Thomas Roberts, Jr., Andrew Spokes, John Warren and Mark Wehrly (collectively, the “Farallon Managing Members”) may be deemed to beneficially own the ordinary shares indirectly owned by each of the Farallon Akubra Funds. Each of the Farallon Akubra Funds, FCIP, FP, NGP, Farallon and the Farallon Managing Members disclaims beneficial ownership of the ordinary shares held by Akubra. The address of Akubra is One Maritime Plaza, Suite 2100, San Francisco, California 94111.

(11)	Includes 59,344 ordinary shares issuable upon the exercise of warrants within 60 days of the Measurement Date. Dr. Chris Nave and Dr. Stephen Thompson, of BCP2 Pty Ltd, as attorney and manager of AustralianSuper Pty Ltd as trustee for AustralianSuper, have voting and dispositive power with respect to these ordinary shares. The address of AustralianSuper Pty Ltd ATF AustralianSuper is c/o Brandon Capital Partners, Level 9, 278 Collins Street, Melbourne, Victoria, 3000, Australia.

(12)	Based on a Schedule 13D filed by Farallon Capital Management, L.L.C. with the SEC on February 20, 2015 and a Form 4 filed by Farallon Capital Management, L.L.C. with the SEC on September 11, 2015. Includes 229,172 ordinary shares issuable upon the exercise of warrants within 60 days of the Measurement Date. The members of Bushranger Funding, LLC (“Bushranger”) are: FCP XR 2014, L.L.C. (“FCP XR”); Farallon Capital Institutional Partners III, L.P. (“FCIP III”); and Farallon Capital AA Investors, L.P. (“FCAAI”). FCP XR, FCIP III and FCAAI together are referred as the Farallon Bushranger Funds. Farallon Capital Partners, L.P. (“FCP”) is the sole member of FCP XR and may be deemed to beneficially own the ordinary shares owned indirectly by FCP XR. FP is the general partner of FCP and of FCIP III and may be deemed to beneficially own the ordinary shares owned indirectly by FCP and FCIP III. Farallon AA GP, L.L.C. (“FAAGP”), is the general partner of FCAAI and may be deemed to beneficially own the ordinary shares owned indirectly by FCAAI. FP is the sole member of FAAGP and may be deemed to beneficially own the ordinary shares owned indirectly by FCAAI. As managing members of FP with the power to exercise investment discretion, each of the Farallon Managing Members may be deemed to beneficially own the ordinary shares indirectly owned by each of the Farallon Bushranger Funds. Each of the Farallon Bushranger Funds, FCP, FP, FAAGP and the Farallon Managing Members disclaims beneficial ownership of the ordinary shares held by Bushranger. The address of Bushranger is One Maritime Plaza, Suite 2100, San Francisco, California 94111.

(13)	Based on a Schedule 13G filed by Foresite Capital Fund II, L.P. with the SEC on February 11, 2015. Includes 200,000 ordinary shares issuable upon the exercise of warrants within 60 days of the Measurement Date. As managing member of Foresite Capital Management II, LLC, James Tananbaum has voting and dispositive power with respect to these ordinary shares. Foresite Capital Management II, LLC, is the general partner of Foresite Capital Fund II, LP. The address of Foresite Capital Fund II, LP is c/o Foresite Capital Management, LLC, 101 California Street, Suite 4100, San Francisco, California 94111.

(14)	Includes 80,250 ordinary shares issuable upon the exercise of warrants within 60 days of the Measurement Date. Aidan O’Driscoll, as the authorized director of Irrus Investments Nominee Limited, has voting and dispositive power with respect to these ordinary shares. The address of Irrus Investments Nominee Limited is No. 1 Grants Row, Second Floor, Mount Street Lower, Dublin 2, Ireland.

(15)	Includes 90,900 ordinary shares issuable upon the exercise of warrants within 60 days of the Measurement Date. Justin Epstein, as the authorized director of One Funds Management Limited, the trustee for Asia Pacific Healthcare Fund II, has voting and dispositive power with respect to these ordinary shares. The address of One Funds Management Limited ATF Asia Pacific Healthcare Fund II is Level 13, 20 Hunter Street, Sydney, New South Wales, 2000, Australia.

(16)	Based on a Schedule 13D filed by Farallon Capital Management, L.L.C. with the SEC on February 20, 2015 and a Form 4 filed by Farallon Capital Management, L.L.C. with the SEC on September 11, 2015. Includes 233,328 ordinary shares issuable upon the exercise of warrants within 60 days of the Measurement Date. The members of Ute Holdings, LLC (“Ute”) are: FCOI II Special Situation 2014, Ltd. (“FCOI II SS”); Farallon Capital Institutional Partners II, L.P. (“FCIP II”); and Farallon Special Situation Partners VI, L.P. (“FSSP VI”). FCOI II SS, FCIP II and FSSP VI together are referred to as the “Farallon Ute Funds.” Farallon Capital Offshore Investors II, L.P. (“FCOI II”) is the sole owner of FCOI II SS and may be deemed to beneficially own the ordinary shares owned indirectly by FCOI II SS. FP is the general partner of FCOI II SS and of FCIP II and may be deemed to beneficially own the ordinary shares owned indirectly by FCOI II SS and FCIP II. Farallon Partners GP VI, L.L.C. (“FPGP VI”) is the general partner of FSSP VI and may be deemed to beneficially own the ordinary shares owned indirectly by FSSP VI. FP is the sole member of FPGP VI and may be deemed to beneficially own the ordinary shares owned indirectly by FSSP VI. As managing members of FP with the power to exercise investment discretion, each of the Farallon Managing Members may be deemed to beneficially own the ordinary shares indirectly owned by each of the Farallon Ute Funds. Each of the Farallon Ute Funds, FCOI II, FP, FPGP VI and the Farallon Managing Members disclaims beneficial ownership of the ordinary shares held by Ute. The address of Ute is One Maritime Plaza, Suite 2100, San Francisco, California 94111.

(17)	Based on a Schedule 13G filed by Wellington Management Group LLP with the SEC on October March 10, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our ordinary shares to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such persons.

Based solely on our review of such forms furnished to us, and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% shareholders during the fiscal year ended June 30, 2015 were satisfied, except for untimely filings of the Form 3 relating to George Gunn’s appointment to our board of directors in March 2015 and the Form 4 relating to Rajiv Patel’s settlement of restricted stock units in June 2015.

Deadline for Receipt of Shareholder Proposals or Nominations
for 2016 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals may be eligible for inclusion in our proxy statement for the 2016 annual meeting if received by the Corporate Secretary at our principal executive offices no later than 120 days in advance of the one-year anniversary of the date this proxy statement was released to shareholders, which will be the close of business by June 21, 2016. Holders of proxies for our 2016 annual meeting may exercise discretionary authority on any matter for which we do not receive notice prior to 45 calendar days in advance of the one-year anniversary of the date this proxy statement was first sent to shareholders.

Submitting a shareholder proposal does not guarantee that we will include it in our proxy statement, and we do not intend to entertain any proposals or nominations that do not meet these requirements. For information on qualifications of director nominees considered by our board of directors and shareholder proposals, see the “Corporate Governance” section of this proxy statement.

In addition, our Articles provide that any shareholder intending to nominate a candidate for election to our board of directors at our 2016 annual meeting must give notice to the Corporate Secretary at our principal executive offices, not earlier than the close of business on the 150th day nor later than the close of business on the 90th day prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). Accordingly, any such shareholder proposal must be received between June 22, 2016 and August 21, 2016.

The notice must include the information specified in our Articles, including information concerning the nominee or proposal, as the case may be, and information concerning the proposing or nominating shareholder’s ownership of and agreements related to our shares.

Transaction of Other Business

At the date of this proxy statement, our board of directors knows of no other business that will be conducted at the 2015 annual meeting other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, the persons named in the accompanying proxy will vote the proxy on such matters in their discretion.

Shareholders Sharing the Same Last Name and Address

To reduce the expense of delivering duplicate proxy materials to shareholders who may have more than one account holding our ordinary shares but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders of record who have the same address and last name will receive only one copy of our proxy materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these shareholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our annual report or proxy statement mailed to you, or if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, please submit a request to our Corporate Secretary as follows:

Corporate Secretary

NIBRT (National Institute for Bioprocessing Research & Training),

Foster's Ave, Mount Merrion, Blackrock, Co. Dublin, Ireland

Telephone:  +353 (1) 901 0339

By order of the Board of Directors

/s/ Geraldine Farrell

Geraldine Farrell
Corporate Secretary

October 19, 2015

Appendix A

COMPANIES ~~ACTS, 1963 TO 2013~~ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

~~MEMORANDUM~~CONSTITUTION

~~AND~~

~~ARTICLES OF ASSOCIATION~~

OF

NEXVET BIOPHARMA PUBLIC LIMITED COMPANY

~~(Amended by Special Resolution on 17 November 2014)~~

A-1

COMPANIES ~~ACTS, 1963 TO 2013~~ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

NEXVET BIOPHARMA PUBLIC LIMITED COMPANY

1.	~~1.~~ The name of the Company is: Nexvet Biopharma public limited company.

2.	~~2.~~ The Company is to be a public limited company, registered under Part 17 of the Companies Act 2014.

3.	~~3.~~ The objects for which the Company is established are:

3.1	~~(a)~~ To carry on the business of a holding company and to co-ordinate the active management of the Company’s investments, the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on in all its branches the business of a management service company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services (including commercial, marketing, technical and information technology services and other services related to this activity) in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its power as a shareholder of other companies.

3.2	~~(b)~~ To carry on all or any of the businesses of manufacturers, buyers, sellers, and distributing agents of and dealers in all kinds of patent, pharmaceutical, medicinal, veterinary and animal health, and medicated preparations, patent medicines, drugs, herbs, and of and in pharmaceutical, medicinal, veterinary and animal health, proprietary and industrial preparations, compounds, and articles of all kinds; and to manufacture, make up, prepare, buy, sell, and deal in all articles, substances, and things commonly or conveniently used in or for making up, preparing, or packing any of the products in which the Company is authorised to deal, or which may be required by customers of or persons having dealings with the Company.

3.3	~~(c)~~ To invest in pharmaceutical, veterinary and animal health and related assets, including, amongst other items, investment in pharmaceutical and / or veterinary and animal health companies, products, businesses, divisions, technologies, devices, sales force and other marketing capabilities, development projects and related activities, licences, intellectual and similar property rights, premises and equipment, royalty rights and all other assets needed to operate a pharmaceuticals and / or veterinary and animal health business and to hold, sell or deal with such investments and generally to purchase, take on lease or in exchange or otherwise acquire any real and personal property and rights or privileges.

A-2

3.4	~~(d)~~ To establish, maintain and operate laboratories for the purpose of carrying on chemical, physical and other research in medicine, and animal health, chemistry, industry or other unrelated or related fields.

3.5	~~(e)~~ To develop and turn to account any land acquired by the Company or in which it is interested and in particular by laying out and preparing the same for building proposes, constructing, altering, pulling down, decorating, maintaining, fitting up and improving buildings and conveniences, and by planting, paving, draining, farming, cultivating, letting on building lease or building agreement and by advancing money to and entering into contracts and arrangements of all kinds with builders, tenants and others.

3.6	~~(f)~~ To acquire and hold shares and stocks of any class or description, debentures, debenture stock, bonds, bills, mortgages, obligations, investments and securities of all descriptions and of any kind issued or guaranteed by any company, corporation or undertaking of whatever nature and wheresoever constituted or carrying on business or issued or guaranteed by any government, state, dominion, colony, sovereign ruler, commissioners, trust, public; municipal, local or other authority or body of whatsoever nature and wheresoever situated and investments, securities and property of all descriptions and of any kind, including real and chattel real estates, mortgages, reversions, assurance policies, contingencies and choses in action.

3.7	~~(g)~~ To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company or any parent or subsidiary body corporate whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

3.8	~~(h)~~ To purchase for investment, property of any tenure and any interest therein, and to make advances upon the security of land or other similar property or any interest therein.

3.9	~~(i)~~ To acquire by purchase, exchange, lease, fee farm grant or otherwise, either for an estate in fee simple or for any less estate or other estate or interest, whether immediate or reversionary and whether vested or contingent, any lands, tenements or hereditaments of any tenure, whether subject or not to any charges or encumbrances, and to hold, farm, work and manage and to let, sublet, mortgage or charge land and buildings of any kind, reversions, interests, annuities, life policies, and any other property real or personal, movable or immovable, either absolutely or conditionally, and either subject or not to any mortgage, charge, ground rent or other rents or encumbrances.

3.10	~~(j)~~ To erect or secure the erection of buildings of any kind with a view of occupying or letting them and to enter into any contracts or leases and to grant any licences necessary to effect the same.

3.11	~~(k)~~ To maintain and improve any lands, tenements or hereditaments acquired by the Company or in which the Company is interested, in particular by decorating, maintaining, furnishing, fitting up and improving houses, shops, flats, maisonettes and other buildings and to enter into contracts and arrangements of all kinds with tenants and others.

A-3

3.12	~~(l)~~ To sell, exchange, mortgage (with or without power of sale), assign, turn to account or otherwise dispose of and generally deal with the whole or any part of the property, shares, stocks, securities, estates, rights or undertakings of the Company, real, chattels real or personal, movable or immovable, either in whole or in part, upon whatever terms and whatever consideration the Company shall think fit.

3.13	~~(m)~~ To take part in the management, supervision, or control of the business or operations of any company or undertaking, and for that purpose to appoint and remunerate any directors, accountants, or other experts or agents to act as consultants, supervisors and agents of other companies or undertakings and to provide managerial, advisory, technical, design, purchasing and selling services.

3.14	~~(n)~~ To make, draw, accept, endorse, negotiate, issue, execute, discount and otherwise deal with bills of exchange, promissory notes, letters of credit, circular notes, and other negotiable or transferable instruments.

3.15	~~(o)~~ To redeem, purchase, or otherwise acquire in any manner permitted by law and on such terms and in such manner as the Company may think fit any shares in the Company’s capital, which shall include the acquisition of any fully paid shares in the capital of the Company otherwise than for valuable consideration.

3.16	~~(p)~~ To guarantee, support or secure whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company or by both such methods the performance of the obligations of, and the repayment or payment of the principal amounts of and the premiums, interest and dividends on any security of any person, firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company or subsidiary as defined by ~~Section 155~~sections 7 and 8 of the Companies Act ~~1963~~2014 or another subsidiary as defined by the said section of the Company’s holding company or otherwise associated with the Company in business notwithstanding the fact that the Company may not receive any consideration, advantage or benefit, direct or indirect from entering into such guarantee or other arrangement or transaction contemplated herein.

3.17	~~(q)~~ To lend the funds of the Company with or without security and at interest or free of interest and on such terms and conditions as the directors shall from time to time determine.

3.18	~~(r)~~ To raise or borrow or secure the payment of money in such manner and on such terms as the directors may deem expedient whether or not by the issue of bonds, debentures or debenture stock, perpetual or redeemable, or by mortgage, charge, lien or pledge upon the whole or any part of the undertaking, property, assets and rights of the Company, present or future, including its uncalled capital and generally in any other manner as the directors shall from time to time determine and to enter into or issue interest and currency hedging and swap agreements, forward rate agreements, interest and currency futures or options and other forms of financial instruments, and to purchase, redeem or pay off any of the foregoing and to guarantee the liabilities of the Company or any other person, and any debentures, debenture stock or other securities may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, transfer, drawings, allotments of shares; attending and voting at general meetings of the Company, appointment of directors and otherwise.

A-4

3.19	~~(s)~~ To accumulate capital for any of the purposes of the Company, and to appropriate any of the Company’s assets to specific purposes, either conditionally or unconditionally, and to admit any class or section of those who have any dealings with the Company to any share in the profits thereof or in the profits of any particular branch of the Company’s business or to any other special rights, privileges, advantages or benefits.

3.20	~~(t)~~ To reduce the share capital of the Company in any manner permitted by law.

3.21	~~(u)~~ To make gifts or grant bonuses to officers or other persons who are or have been in the employment of the Company and to allow any such persons to have the use and enjoyment of such property, chattels or other assets belonging to the Company upon such terms as the Company shall think fit.

3.22	~~(v)~~ To establish and maintain or procure the establishment and maintenance of any pension or superannuation fund (whether contributory or otherwise) for the benefit of and to give or procure the giving of donations, gratuities, pensions, annuities, allowances, emoluments or charitable aid to any persons who are or were at any time in the employment or service of the Company or any of its predecessors in business, or of any company which is a subsidiary of the Company or who may be or have been directors or officers of the Company, or of any such other company as aforesaid, or any persons in whose welfare the Company or any such other company as aforesaid may be interested and the wives, widows, children, relatives and dependants of any such persons and to make payments towards insurance and assurance and to form and contribute to provident and benefit funds for the benefit of such persons and to remunerate any person, firm or company rendering services to the Company, whether by cash payment, gratuities, pensions, annuities, allowances, emoluments or by the allotment of shares or securities of the Company credited as paid up in full or in part or otherwise.

3.23	~~(w)~~ To employ experts to investigate and examine into the conditions, prospects, value, character and circumstances of any business concerns, undertakings, assets, property or rights.

3.24	~~(x)~~ To insure the life of any person who may, in the opinion of the Company, be of value to the Company, as having or holding for the Company interests, goodwill, or influence or otherwise and to pay the premiums on such insurance.

3.25	~~(y)~~ To distribute either upon a distribution of assets or division of profits among the members of the Company in bind any property of the Company, and in particular any shares, debentures or securities of other companies belonging to the Company or of which the Company may have the power of disposing.

3.26	~~(z)~~ To give, whether directly or indirectly, and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company, or, where the Company is a subsidiary company, in its holding company.

3.27	~~(aa)~~ To do and carry out all or any of the foregoing objects in any part of the world and either as principals, agents, contractors, trustees or otherwise, and either by or through agents, trustees or otherwise and either alone or in partnership or in conjunction with any other company, firm or person, provided that nothing herein contained shall empower the Company to carry on the businesses of insurance.

A-5

3.28	~~(bb)~~ To apply for, purchase or otherwise acquire, manage, license and / or protect any patents, brevets d’invention, licences, trade marks, industrial designs, know-how, concessions and other forms of intellectual property rights and the like conferring any exclusive or non-exclusive or limited or contingent rights to use, or any secret or other information as to any invention or process of the Company, or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop, or grant licences in respect of, or otherwise turn to account the property, rights or information so acquired.

3.29	~~(cc)~~ To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly or indirectly to benefit the Company.

3.30	~~(dd)~~ To acquire and undertake the whole or any part of the undertaking, business, property and liabilities of any person or company carrying on any business which the Company is authorised to carry on or which is capable of being conducted so as to benefit the Company directly or indirectly or which is possessed of assets suitable for the purposes of the Company.

3.31	~~(ee)~~ To adopt such means of making known the Company and its products and services as may seem expedient.

3.32	~~(ff)~~ To acquire and carry on any business carried on by a subsidiary or a holding company of the Company or another subsidiary of a holding company of the Company.

3.33	~~(gg)~~ To promote any company or companies for the purpose of acquiring all or any of the property and liabilities of this Company or for any other purpose which may seem directly or indirectly calculated to benefit this Company.

3.34	~~(hh)~~ To amalgamate with, merge with or otherwise become part of or associated with any other company or association in any manner permitted by law.

3.35	~~(ii)~~ To purchase or otherwise acquire the entire issued share capital of Nexvet Biopharma Pty Ltd and warrants, options and other rights to acquire share capital in Nexvet Biopharma Pty Ltd in consideration for shares, debentures, debenture stock securities, options, warrants and other rights to or over shares to be issued or granted by the Company to the shareholders, option holders and warrant holders of Nexvet Biopharma Pty Ltd on such terms and in such amounts as the directors shall determine.

3.36	~~(jj)~~ To do and carry out all such other things, except the issuing of policies of insurance, as may be deemed by the Company capable of being conveniently carried on in connection with the above objects or any of them or calculated to enhance the value of or render profitable any of the Company’s properties or rights.

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And it is hereby declared that the word “company” in this clause, except where used in reference to this Company, shall be deemed to include any person, partnership or other body of persons whether incorporated or not incorporated and whether domiciled in the State or elsewhere and that the objects of the Company as specified in each of the foregoing paragraphs of this clause shall be separate and distinct objects and shall not be in anywise limited or restricted by reference to or inference from the terns of any other paragraph or the name of the Company.

4.	~~4.~~ The liability of each member is limited to the amount from time to time unpaid on such member’s shares.

5.	~~5.~~ The authorised share capital of the Company is €40,000 divided into 400 euro deferred shares of €100 each, and US$12,600,000 divided into 100,000,000 ordinary shares of US$0.125 each and 10,000,000 undesignated preferred shares of US$0.01 each.

6.	~~6.~~ The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

7.	~~7.~~ Capitalised terms that are not defined in this memorandum of association bear the same meaning as those given in the articles of association of the Company.

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COMPANIES ~~ACTS 1963 TO 2013~~ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

NEXVET BIOPHARMA PUBLIC LIMITED COMPANY

~~(Amended and restated by Special Resolution dated 17 November 2014)~~

PRELIMINARY

~~1. The regulations contained in Table A in the First Schedule to the 1963 Act shall not apply to the Company.~~

1.	~~2.~~

1.1	Sections 43, 77 to 81, 95(1), 96(2) to (11), 124, 125(3), 125(4), 126(3) to (8), 144(3), 144(4) 158(3), 158(4), 160 to 162, 164, 165 181(1), 182(2) to (5), 187, 188, 218(3) to (5), 229(1), 229(2), 230, 1090, 1092 and 1113 of the Act shall not apply to the Company.

1.2	~~2.1~~ In these Articles:

“~~1963~~ Act”	means the Companies Act ~~1963~~2014.

“~~1983 Act~~Acts”	means the ~~Companies (Amendment) Act 1983~~Act and all statutory instruments which are to be read as one with, or construed or read together as one with, the Act.

~~“1990 Act”~~	~~means the Companies Act 1990.~~

“Address”	Includes any number or address used for the purposes of communication by way of electronic mail or other electronic communication.

“Adoption Date”	means the date of adoption of these Articles.

“Articles” or “Articles of Association”	means these articles of association of the Company, as amended from time to time by Special Resolution.

“Assistant Secretary”	means any person appointed by the Directors from time to time to assist the Secretary.

“Auditors”	means the persons for the time being performing the duties of auditors of the Company.

“Board”	means the board of directors for the time being of the Company.

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“clear days”	means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.

~~“Companies Acts”~~	~~means the Companies Acts 1963-2013 and every statutory modification, replacement and re-enactment thereof for the time being in force.~~

“Company”	means the ~~above-named~~ company whose name appears in the heading to these Articles.

“Court”	means the Irish High Court.

“Directors”	means the directors for the time being of the Company.

“dividend”	includes interim dividends and bonus dividends.

“electronic communication”	shall have the meaning given to those words in the Electronic Commerce Act 2000.

“electronic signature”	shall have the meaning given to those words in the Electronic Commerce Act 2000.

“Exchange”	means any securities exchange or other system on which the Shares of the Company may be listed or otherwise authorised for trading from time to time.

“Exchange Act”	means the Securities Exchange Act of 1934 of the United States of America.

“Member”	means a person who has agreed to become a Member of the Company and whose name is entered in the Register of Members as a registered holder of Shares.

“Memorandum”	means the memorandum of association of the Company as amended from time to time by Special Resolution.

“month”	means a calendar month.

“Ordinary Resolution”	means an ordinary resolution of the Company’s Members within the meaning of section ~~141~~191 of the ~~1963~~ Act.

“paid-up”	means paid-up as to the nominal value and any premium payable in respect of the issue of any Shares and includes credited as paid-up.

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“Redeemable Shares”	means redeemable shares in accordance with section ~~206~~64 of the ~~1990~~ Act.

“Register of Members” or “Register”	means the register of Members of the Company maintained by or on behalf of the Company, in accordance with the ~~Companies~~ Acts and includes (except where otherwise stated) any duplicate Register of Members.

“registered office”	means the registered office for the time being of the Company.

“Seal”	means the common seal of the Company and includes every duplicate seal, every official seal and every securities seal.

“Secretary”	means the person appointed by the Board to perform any or all of the duties of secretary of the Company and includes a joint secretary, an Assistant Secretary and any person appointed by the Board to perform the duties of secretary of the Company.

“Share”	means a share in the capital of the Company.

“Special Resolution”	means a special resolution of the Company’s Members within the meaning of section ~~141~~191 of the ~~1963~~ Act.

1.3	~~2.2~~ In the Articles:

(a)	words importing the singular number include the plural number and vice-versa;

(b)	words importing the feminine gender include the masculine gender and vice-versa;

(c)	words importing persons include any company, partnership or other body of persons, whether corporate or not, any trust and any government, governmental body or agency or public authority, whether of Ireland or elsewhere;

(d)	“written” and “in writing” include all modes of representing or reproducing words in visible form, including electronic communication;

(e)	references to a company include any body corporate or other legal entity, whether incorporated or established in Ireland or elsewhere;

(f)	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

(g)	any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

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(h)	reference to “officer” or “officers” in these Articles means any executive that has been designated by the Company as an “officer” and, for the avoidance of doubt, shall not have the meaning given to such term in the ~~1963~~ Act and any such officers shall not constitute officers of the Company within the meaning of Section 2(1) of the ~~1963~~ Act;

(i)	headings are inserted for reference only and shall be ignored in construing these Articles;

(j)	references to US$, USD, $ or dollars shall mean United States dollars, the lawful currency of the United States of America and references to €, euro, or EUR shall mean the euro, the lawful currency of Ireland; and

(k)	save as otherwise expressly provided in these Articles, where a provision of these Articles covers substantially the same subject matter as an optional provision of the ~~Companies~~ Acts, the section of the ~~Companies~~ Acts shall be deemed not to apply to the Company and, for the avoidance of doubt, these Articles shall be deemed to have effect and prevail over the terms of such optional provision of the ~~Companies~~ Acts which would otherwise apply.

SHARE CAPITAL; ISSUE OF SHARES

2.	~~3.~~ The authorised share capital of the Company is €40,000 divided into 400 euro deferred shares of €100 each, and US$12,600,000 divided into 100,000,000 ordinary shares of US$0.125 each and 10,000,000 undesignated preferred shares of US$0.01 each.

3.	~~4.~~ Subject to the provisions of these Articles relating to new Shares, the Shares shall be at the disposal of the Directors, and they may (subject to the provisions of the ~~Companies~~ Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its Members, but so that no Share shall be issued at a discount save in accordance with sections ~~26~~71(~~5~~4) and ~~28~~1026 of the ~~1983~~ Act, and so that, in the case of Shares offered to the public for subscription, the amount payable on application on each Share shall not be less than one-quarter of the nominal amount of the Share and the whole of any premium thereon. To the extent permitted by the ~~Companies~~ Acts, Shares may also be allotted by a committee of the Directors or by any other person where such committee or person is so authorised by the Directors.

4.	~~5.~~ Subject to any requirement to obtain the approval of Members under any laws, regulations or the rules of any Exchange, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for any number of Shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

5.	~~6.~~

5.1	~~6.1~~ The Directors are, for the purposes of section ~~20~~1021 of the ~~1983~~ Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by ~~the said~~ section ~~20~~1021 of the Act) up to the amount of Company’s authorised but unissued share capital as at the date of adoption of these Articles and to allot and issue any Shares purchased or redeemed by or on behalf of the Company pursuant to the provisions of Chapter 5 of Part ~~XI~~17 of the ~~1990~~ Act and held as treasury shares and this authority shall expire five years from the date of adoption of these Articles, save that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the Directors may allot relevant securities in pursuance of such offer or agreement as if the authority conferred hereby had not expired;

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5.2	~~6.2~~ The Directors are hereby empowered pursuant to sections ~~23~~1022 and ~~24~~1023(~~1~~3) of the ~~1983~~ Act to allot equity securities within the meaning of the said section ~~23~~1022 for cash pursuant to the authority conferred by Article ~~6.1~~5.1 as if section ~~23~~1022(~~1~~3) of the ~~said 1983~~ Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by Article ~~6.1~~5.1 had not expired.

5.3	~~6.3~~ The Company may issue share warrants to bearer pursuant to section ~~88~~66(8) of the ~~1963~~ Act.

6.	~~7.~~ Without prejudice to any special rights previously conferred on the holders of any existing Shares or class of Shares or to the authority conferred on the Directors pursuant to Article ~~12~~11 to issue the preferred shares, any Share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

7.	~~8.~~ The Company may pay commission to any person in consideration of any person subscribing or agreeing to subscribe, whether absolutely or conditionally, for the Shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any Shares in the Company on such terms and, subject to the provisions of the ~~Companies~~ Acts and to such conditions as the Directors may determine, including by paying cash or allotting and issuing fully or partly paid Shares or any combination of the two. The Company may also on any issue of Shares pay such brokerage as may be lawful.

ORDINARY SHARES

8.	~~9.~~ The holder of an ordinary share shall be:

8.1	~~9.1~~ entitled to dividends on a pro rata basis in accordance with the relevant provisions of these Articles;

8.2	~~9.2~~ entitled to participate pro rata in the total assets of the Company in the event of the Company’s winding up; and

8.3	~~9.3~~ entitled, subject to the right of the Company to set record dates for the purpose of determining the identity of Members entitled to notice of and / or vote at a general meeting, to attend general meetings of the Company and shall be entitled to one vote for each ordinary share registered in his name in the Register of Members, both in accordance with the relevant provisions of these Articles.

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The rights attaching to the ordinary shares may be subject to the terms of issue of any series or class of preferred share allotted by the Directors from time to time in accordance with Article ~~12~~11.

9.	~~10.~~

An ordinary share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company (including any agent or broker acting on behalf of the Company) and any person (who may or may not be a Member) pursuant to which the Company acquires or will acquire ordinary shares, or an interest in ordinary shares, from the relevant person. In these circumstances, the acquisition of such Shares by the Company, save where acquired for nil consideration in accordance with the ~~Companies Acts~~Act, shall constitute the redemption of a Redeemable Share in accordance with ~~Part XI~~the provisions of the ~~1990 Act~~Acts. A resolution of the Board shall be passed to deem any ordinary share a Redeemable Share (and no resolution of the Members, whether special or otherwise, shall be required).

10.	~~11.~~ All ordinary shares shall rank pari passu with each other in all respects.

PREFERRED SHARES

11.	~~12.~~

11.1	~~12.1~~ The Directors are authorised to issue all or any of the authorised but unissued preferred shares from time to time in one or more classes or series, and to fix for each such class or series such voting powers (full or limited or without voting powers), designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed, or in any resolution or resolutions providing for the issue of such class or series adopted by the Board as hereinafter provided, including and subject to the Memorandum and Articles and applicable law, the authority to provide that any such class or series may be:

(a)	redeemable at the option of the Company, or the Members, or both, with the manner of the redemption to be set by the Board, and redeemable at such time or times, including upon a fixed date, and at such price or prices;

(b)	entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions at such times and in respect of such dividend periods (the “Dividend Periods”), and payable in preference to, or in such relation to, the dividends payable on any other class or classes of Shares or any other series;

(c)	entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company; or

(d)	convertible into, or exchangeable for, Shares of any other class or classes of Shares, or of any other series of the same or any other class or classes of Shares, of the Company at such price or prices or at such rates of exchange and with such adjustments as the Directors determine, which rights and restrictions may be as stated in such resolution or resolutions of the Directors as determined by them in accordance with this Article ~~12~~11. The Board may at any time before the allotment of any preferred share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such preferred shares.

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11.2	~~12.2~~ Notwithstanding the fixing of the number of preferred shares constituting a particular series upon the issuance thereof, the Board at any time thereafter may authorise the issuance of additional preferred shares of the same series subject always to the ~~Companies~~ Acts, the Memorandum and these Articles.

11.3	~~12.3~~ The rights conferred upon a Member holding any pre-existing Shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of preferred shares in accordance with this Article ~~12~~11.

11.4	~~12.4~~ No dividend shall be declared and set apart for payment on any series of preferred shares in respect of any Dividend Period unless there shall likewise be or have been paid, or declared and set apart for payment, on all preferred shares of each other series entitled to cumulative dividends at the time outstanding that rank senior or equally as to dividends with the series in question, dividends rateably in accordance with the sums which would be payable on the said preferred shares through the end of the last preceding Dividend Period if all dividends were declared and paid in full.

11.5	~~12.5~~ If, upon the winding up of the Company, the assets of the Company distributable among the holders of any one or more series of preferred shares which (i) are entitled to a preference over the holders of the ordinary shares upon such winding up, and (ii) rank equally in connection with any such distribution, shall be insufficient to pay in full the preferential amount to which the holders of such preferred shares shall be entitled, then such assets, or the proceeds thereof, shall be distributed among the holders of each such series of the preferred shares rateably in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

EURO DEFERRED SHARES

12.	~~13.~~ The holders of the euro deferred shares shall not be entitled to receive any dividend or distribution and shall not be entitled to receive notice of, nor to attend, speak or vote at any general meeting of the Company. On a return of assets, whether on liquidation or otherwise, the euro deferred shares shall entitle the holder thereof only to the repayment of the amounts paid up on such Shares after repayment of the capital paid up on the ordinary shares plus the payment of $5,000,000 on each of the ordinary shares and the holders of the euro deferred shares (as such) shall not be entitled to any further participation in the assets or profits of the Company.

13.	~~13A.~~  If the holders of 75% or more of the shares of the Company in issue for the time being wish to sell and transfer all (but not some only) of their shares to a purchaser (the “Buyer”), the holders of the euro deferred shares shall sell and transfer (the “Sale and Transfer”) all of the euro deferred shares to the Buyer (or as the Buyer directs) in consideration only for the amount of capital paid up in respect of each of the euro deferred shares (the “Consideration”). If the holders of the euro deferred shares default in the Sale and Transfer to the Buyer (or as the Buyer directs), the holders of the euro deferred shares hereby irrevocably appoint one of the directors of the Company, or any other person who is appointed by the directors of the Company for the purpose as the duly appointed attorney of the holders of the euro deferred shares, with full power to execute, complete and deliver in the name of and on behalf of the holders of the euro deferred shares all such documentation as is required for the Sale and Transfer. Subject to the relevant transfer being properly stamped (where applicable), the Company shall cause the Buyer to be registered as the holder of the euro deferred shares, but the Buyer is not responsible for what is done with any Consideration paid. Entitlement to the euro deferred shares is not affected by any irregularity or invalidity in the sale and transfer procedure. The Company may give a good receipt for the Consideration, shall hold the Consideration in trust for the holders of the euro deferred shares and may issue share certificates for the euro deferred shares to the Buyer (or as the Buyer directs).

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14.	~~13B.~~ Any portion of the euro deferred shares which have not been already called up shall not be capable of being called up except in the event and for the purposes of the Company being wound up, and thereupon that portion of the euro deferred shares shall not be capable of being called up except in the event and for the purposes aforesaid.

15.	~~14.~~ The special resolution passed on the Adoption Date adopting these Articles shall be deemed to confer irrevocable authority on the Company at any time after the Adoption Date:

15.1	~~14.1~~ to acquire all or any of the fully paid euro deferred shares otherwise than for valuable consideration in accordance with Section ~~41~~102(~~2~~1) of the ~~1983~~ Act and without obtaining the sanction of the holders thereof;

15.2	~~14.2~~ to appoint any person to execute on behalf of the holders of the euro deferred shares remaining in issue (if any) a transfer thereof and / or an agreement to transfer the same otherwise than for valuable consideration to the Company or to such other person as the Company may nominate;

15.3	~~14.3~~ to cancel any acquired euro deferred shares; and

15.4	~~14.4~~ pending such acquisition and / or transfer and / or cancellation to retain the certificate (if any) for such euro deferred shares.

16.	~~15.~~ In accordance with Section ~~43~~1040(3) of the ~~1983~~ Act the Company shall, not later than three years after any acquisition by it of any euro deferred shares as aforesaid, cancel such Shares (except those which, or any interest of the Company in which, it shall have previously disposed of) and reduce the amount of the share capital by the nominal value of the Shares so cancelled and the Directors may take such steps as are requisite to enable the Company to carry out its obligations under that subsection without complying with Sections ~~72~~84 and ~~73~~85 of the ~~1963~~ Act including passing resolutions in accordance with Section ~~43~~1040(5) of the ~~1983~~ Act.

17.	~~16.~~ Neither the acquisition by the Company otherwise than for valuable consideration of all or any of the euro deferred shares nor the redemption thereof nor the cancellation thereof by the Company in accordance with Articles ~~14 and~~ 15 and 16 shall constitute a variation or abrogation of the rights or privileges attached to the euro deferred shares, and accordingly the euro deferred shares or any of them may be so acquired, redeemed and cancelled without any such consent or sanction on the part of the holders thereof. The rights conferred upon the holders of the euro deferred shares shall not be deemed to be varied or abrogated by the creation of further Shares ranking in priority thereto or pari passu therewith.

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ISSUE OF WARRANTS

18.	~~17.~~ The Board may issue warrants to subscribe for any class of Shares or other securities of the Company on such terms as it may from time to time determine.

CERTIFICATES FOR SHARES

19.	~~18.~~ Unless otherwise provided for by the Board or the rights attaching to or by the terms of issue of any particular Shares, or to the extent required by any Exchange, depository, or any operator of any clearance or settlement system, no person whose name is entered as a Member in the Register of Members shall be entitled to receive a share certificate for all Shares of each class held by him (nor on transferring a part of holding, to a certificate for the balance).

20.	~~19.~~ Any share certificate, if issued, shall specify the number of Shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Board. Such certificates may be under Seal. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. The name and address of the person to whom the Shares represented thereby are issued, with the number of Shares and date of issue, shall be entered in the Register of Members of the Company. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and cancelled. The Board may authorise certificates to be issued with the Seal and authorised signature(s) affixed by some method or system of mechanical process. In respect of a Share or Shares held jointly by several persons, the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders.

21.	~~20.~~ If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Board may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

REGISTER OF MEMBERS

22.	~~21.~~ The Company shall maintain or cause to be maintained a Register of its Members in accordance with the ~~Companies~~ Acts.

23.	~~22.~~ If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register or Registers of Members at such location or locations within or outside Ireland as the Board thinks fit. The original Register of Members shall be treated as the Register of Members for the purposes of these Articles and the ~~Companies~~ Acts.

24.	~~23.~~ The Company, or any agent(s) appointed by it to maintain the duplicate Register of Members in accordance with these Articles, shall as soon as practicable and on a regular basis record or procure the recording in the original Register of Members all transfers of Shares effected on any duplicate Register of Members and shall at all times maintain the original Register of Members in such manner as to show at all times the Members for the time being and the Shares respectively held by them, in all respects in accordance with the Companies Acts.

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25.	~~24.~~ The Company shall not be bound to register more than four persons as joint holders of any Share. If any Share shall stand in the names of two or more persons, the person first named in the Register of Members shall be deemed the sole holder thereof as regards service of notices and, subject to the provisions of these Articles, all or any other matters connected with the Company.

TRANSFER OF SHARES

26.	~~25.~~ All transfers of Shares shall be effected by an instrument of transfer in the usual form or such other form as the Board may approve. All instruments of transfer must be left at the registered office or at such other place as the Board may appoint and all such instruments of transfer shall be retained by the Company.

27.	~~26.~~

27.1	~~26.1~~ The instrument of transfer shall be executed by or on behalf of the transferor. The instrument of transfer of any Share shall be in writing and shall be executed with a manual signature or facsimile signature (which may be machine imprinted or otherwise) by or on behalf of the transferor provided that in the case of execution by facsimile signature by or on behalf of a transferor, the Board shall have previously been provided with a list of specimen signatures of the authorised signatories of such transferor and the Board shall be reasonably satisfied that such facsimile signature corresponds to one of those specimen signatures. The instrument of transfer need not be signed by the transferee except to the extent required by the ~~Companies~~ Acts.

27.2	~~26.2~~ The instrument of transfer of any Share may be executed for and on behalf of the transferor by any Director, the Secretary or an Assistant Secretary on behalf of the Company, and the Company shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of Shares agreed to be transferred, details of the total consideration payable and the date of the agreement to transfer the Shares, shall, once executed by the transferor or any Director or the Secretary or Assistant Secretary on behalf of the Company as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of section ~~81~~94 of the ~~1963~~ Act. The transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

27.3	~~26.3~~ The Company, at its absolute discretion and insofar as the ~~Companies~~ Acts or any other applicable law permits, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of Shares on behalf of the transferee of such Shares of the Company. If stamp duty resulting from the transfer of Shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those Shares and (iii) to claim a first and permanent lien on the Shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those Shares.

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27.4	~~26.4~~ Notwithstanding the provisions of these Articles and subject to any regulations made under ~~section 239~~sections 1086 and 1087 of the ~~1990~~ Act, title to any Shares in the Company may also be evidenced and transferred without a written instrument in accordance with ~~section 239~~sections 1086 and 1087 of the ~~1990~~ Act or any regulations made thereunder. The Directors shall have power to permit any class of Shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

28.	~~27.~~ The Board may in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any Share which is not a fully paid Share. The Board may also, in its absolute discretion, and without assigning any reason, refuse to register a transfer of any Share unless:

28.1	~~27.1~~ the instrument of transfer is fully and properly completed and lodged with the Company accompanied by the certificate for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

28.2	~~27.2~~ the instrument of transfer is in respect of only one class of Shares;

28.3	~~27.3~~ a registration statement under the Securities Act of 1933 of the United States of America is in effect with respect to such transfer or such transfer is exempt from registration and, if requested by the Board, a written opinion from counsel reasonably acceptable to the Board is obtained to the effect that such transfer is exempt from registration;

28.4	~~27.4~~ the instrument of transfer is properly stamped (in circumstances where stamping is required). For the purposes of these Articles, the Company is entitled to assume that the instrument of transfer is chargeable with stamp duty unless the transferor or transferee can demonstrate that it is not chargeable;

28.5	~~27.5~~ in the case of a transfer to joint holders, the number of joint holders to which the Share is to be transferred does not exceed four;

28.6	~~27.6~~ it is satisfied, acting reasonably, that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; and

28.7	~~27.7~~ it is satisfied, acting reasonably, that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.

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29.	~~28.~~ If the Board shall refuse to register a transfer of any Share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of such refusal.

30.	~~29.~~ The Company shall not be obligated to make any transfer to an infant or to a person in respect of whom an order has been made by a competent court or official on the grounds that he is or may be suffering from mental disorder or is otherwise incapable of managing his affairs or under other legal disability.

31.	~~30.~~ Upon every transfer of Shares the certificate (if any) held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and subject to Article ~~18~~19 a new certificate may be issued without charge to the transferee in respect of the Shares transferred to him, and if any of the Shares included in the certificate so given up shall be retained by the transferor, a new certificate in respect thereof may be issued to him without charge. The Company shall also retain the instrument(s) of transfer.

REDEMPTION AND REPURCHASE OF SHARES

32.	~~31.~~ Subject to the provisions of ~~Part XI of~~ the ~~1990 Act~~Acts and the other provisions of these Articles, the Company may:

32.1	~~31.1 pursuant to section 207 of the 1990 Act,~~ issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as (i) are set out in these Articles or (ii) may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors;

32.2	~~31.2~~ redeem Redeemable Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject as aforesaid, the Company may cancel any Redeemable Shares so redeemed or may hold them as treasury shares and re-issue such treasury shares as Shares of any class or classes or cancel them;

32.3	~~31.3~~ subject to ~~or~~and in accordance with the provisions of the ~~Companies~~ Acts and without prejudice to any relevant special rights attached to any class of Shares, pursuant to ~~section 211 of~~ the ~~1990 Act~~Acts, purchase any of its own Shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between Members or Members of the same class) and may cancel any Shares so purchased or hold them as treasury shares (as defined by section ~~209~~106 of the ~~1990~~ Act) and may reissue any such Shares as Shares of any class or classes or cancel them; or

32.4	~~31.4~~ pursuant to section ~~210~~83 of the ~~1990~~ Act, by way of resolution of the Board, convert any of its Shares into Redeemable Shares ~~provided that the total number of Shares which shall be redeemable pursuant to this authority shall not exceed the limit in section 210(4) of the 1990 Act~~. No resolution of Members, whether special or otherwise, shall be required to be passed to convert any of the Shares into Redeemable Shares.

33.	~~32.~~ The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the ~~Companies Acts~~Act.

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34.	~~33.~~ The holder of the Shares being purchased shall be bound to deliver up to the Company at its registered office or such other place as the Board shall specify, the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him the purchase or redemption monies or consideration in respect thereof.

VARIATION OF RIGHTS OF SHARES

35.	~~34.~~ If at any time the share capital of the Company is divided into different classes of Shares, the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may be varied or abrogated with the consent in writing of the holders of three-quarters of all the votes of the issued Shares of that class, or with the sanction of a Special Resolution passed at a general meeting of the holders of the Shares of that class.

36.	~~35.~~ The provisions of these Articles relating to general meetings of the Company shall apply mutatis mutandis to every such general meeting of the holders of one class of Shares except that the necessary quorum shall be one or more persons holding or representing by proxy at least one-half of the issued Shares of the class.

37.	~~36.~~ The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by (i) the creation or issue of further Shares ranking pari passu therewith; (ii) a purchase or redemption by the Company of its own Shares; or (iii) the creation or issue for value (as determined by the Board) of further Shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them.

LIEN ON SHARES

38.	~~37.~~ The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all monies (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Directors, at any time, may declare any Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a Share shall extend to all monies payable in respect of it. The terms of any optional provisions of the ~~Companies~~ Acts or any optional replacement enactment covering substantially the same subject matter as Articles ~~37~~38 to ~~41~~42 are dis-applied.

39.	~~38.~~ The Company may sell in such manner as the Directors determine any Share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after notice demanding payment, and stating that if the notice is not complied with the Share may be sold, has been given to the holder of the Share or to the person entitled to it by reason of the death or bankruptcy of the holder.

40.	~~39.~~ To give effect to a sale, the Directors may authorise some person to execute an instrument of transfer of the Share sold to, or in accordance with the directions of, the transferee. The transferee shall be entered in the Register as the holder of the Share comprised in any such transfer and he shall not be bound to see to the application of the purchase monies nor shall his title to the Share be affected by any irregularity in or invalidity of the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

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41.	~~40.~~ The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the Shares sold and subject to a like lien for any monies not presently payable as existed upon the Shares before the sale) shall be paid to the person entitled to the Shares at the date of the sale.

42.	~~41.~~ Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any Shares registered in the Register as held either jointly or solely by any Members or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Member by the Company on or in respect of any Shares registered as mentioned above or for or on account or in respect of any Member and whether in consequence of:

42.1	~~41.1~~ the death of such Member;

42.2	~~41.2~~ the non-payment of any income tax or other tax by such Member;

42.3	~~41.3~~ the non-payment of any estate, probate, succession, death, stamp or other duty by the executor or administrator of such Member or by or out of his estate; or

42.4	~~41.4~~ any other act or thing;

42.5	in every such case (except to the extent that the rights conferred upon holders of any class of Shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

42.6	~~41.5~~ the Company shall be fully indemnified by such Member or his executor or administrator from all liability;

42.7	~~41.6~~ the Company shall have a lien upon all dividends and other monies payable in respect of the Shares registered in the Register as held either jointly or solely by such Member for all monies paid or payable by the Company as referred to above in respect of such Shares or in respect of any dividends or other monies thereon or for or on account or in respect of such Member under or in consequence of any such law, together with interest at the rate of 15% per annum (or such other rate as the Board may determine) thereon from the date of payment to date of repayment, and the Company may deduct or set off against such dividends or other monies so payable any monies paid or payable by the Company as referred to above together with interest at the same rate;

42.8	~~41.7~~ the Company may recover as a debt due from such Member or his executor or administrator (wherever constituted) any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period referred to above in excess of any dividends or other monies then due or payable by the Company; and

42.9	~~41.8~~ the Company may if any such money is paid or payable by it under any such law as referred to above refuse to register a transfer of any Shares by any such Member or his executor or administrator until such money and interest is set off or deducted as referred to above or in the case that it exceeds the amount of any such dividends or other monies then due or payable by the Company, until such excess is paid to the Company.

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Subject to the rights conferred upon the holders of any class of Shares, nothing in this Article ~~41~~42 will prejudice or affect any right or remedy which any law may confer or purport to confer on the Company. As between the Company and every such Member as referred to above (and, his executor, administrator and estate, wherever constituted), any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

43.	~~42.~~ Subject to the terms of allotment, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares including Shares where the conditions of allotment provide for payment at fixed times and each Member (subject to receiving at least 14 clear days’ notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his Shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part. The terms of any optional provisions of the ~~Companies Acts~~Act or any optional replacement enactment covering substantially the same subject matter as Articles ~~42~~43 to ~~49~~50 are dis-applied.

44.	~~43.~~ A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

45.	~~44.~~ A person on whom a call is made shall (in addition to a transferee) remain liable notwithstanding the subsequent transfer of the Share in respect of which the call is made.

46.	~~45.~~ The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

47.	~~46.~~ If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the Share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the ~~Companies~~ Acts) but the Directors may waive payment of the interest wholly or in part.

48.	~~47.~~ An amount payable in respect of a Share on allotment or at any fixed date, whether in respect of nominal value by way of premium, shall be deemed to be a call and if it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.

49.	~~48.~~ Subject to the terms of allotment, the Directors may make arrangements on the issue of Shares for a difference between the holders in the amounts and times of payment of calls on their Shares.

50.	~~49.~~ The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the monies uncalled and unpaid upon any Shares held by him, and upon all or any of the monies so advanced may pay (until the same would, but for such advance, become payable) interest at such rate as may be agreed upon between the Directors and the Member paying such sum in advance.

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FORFEITURE

51.	~~50.~~ If a Member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued. The terms of any optional provisions of the ~~Companies~~ Acts or any optional replacement enactment covering substantially the same subject matter as Articles ~~50~~51 to ~~58~~59 are dis-applied.

52.	~~51.~~ The notice shall state a further day (not earlier than the expiration of 14 clear days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

53.	~~52.~~ If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any Shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Shares and not paid before forfeiture. The Directors may accept a surrender of any Share liable to be forfeited hereunder.

54.	~~53.~~ On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the Shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the Member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

55.	~~54.~~ A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal such a Share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the Share to that person. The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and thereupon he shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

56.	~~55.~~ A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but nevertheless shall remain liable to pay to the Company all monies which, at the date of forfeiture, were payable by him to the Company in respect of the Shares, without any deduction or allowance for the value of the Shares at the time of forfeiture but his liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the Shares.

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57.	~~56.~~ A statutory declaration or affidavit that the declarant is a Director or the Secretary of the Company, and that a Share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share.

58.	~~57.~~ The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the nominal value of the Share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

59.	~~58.~~ The Directors may accept the surrender of any Share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered Share shall be treated as if it has been forfeited.

NON-RECOGNITION OF TRUSTS

60.	~~59.~~ The Company shall not be obligated to recognise any person as holding any Share upon any trust (except as is otherwise provided in these Articles or to the extent required by law) and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any Share, or any interest in any fractional part of a Share, or (except only as is otherwise provided by these Articles or the ~~Companies~~ Acts) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder. This shall not preclude the Company from requiring the Members or a transferee of Shares to furnish to the Company with information as to the beneficial ownership of any Share when such information is reasonably required by the Company.

TRANSMISSION OF SHARES

61.	~~60.~~ In case of the death of a Member, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he was a sole holder, shall be the only persons recognised by the Company as having any title to his interest in the Shares, but nothing herein contained shall release the estate of any such deceased holder from any liability in respect of any Shares which had been held by him solely or jointly with other persons. The terms of any optional provisions of the ~~Companies~~ Acts or any optional replacement enactment covering substantially the same subject matter as Articles ~~60~~61 to ~~64~~65 are dis-applied.

62.	~~61.~~ Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may from time to time be required by the Board and subject as hereinafter provided, elect either to be registered himself as holder of the Share or to make such transfer of the Share to such other person nominated by him and to have such person registered as the transferee thereof, but the Board shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by that Member before his death or bankruptcy as the case may be.

63.	~~62.~~ If the person so becoming entitled shall elect to be registered himself as holder, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects.

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64.	~~63.~~ Subject to Article ~~62~~63, a person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of the holder (or in any other case than by transfer) shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the Share, except that he shall not, before being registered as a Member in respect of the Share, be entitled in respect of it to exercise any right conferred by Membership in relation to meetings of the Company provided however that the Board may at any time give notice requiring any such person to elect either to be registered himself or to transfer the Share and if the notice is not complied with within 90 days the Board may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

65.	~~64.~~ The Board may at any time give notice requiring a person entitled by transmission to a Share to elect either to be registered himself or to transfer the Share and if the notice is not complied with within 60 days the Board may withhold payment of all dividends and other monies payable in respect of the Share until the requirements of the notice have been complied with.

AMENDMENT OF MEMORANDUM OF ASSOCIATION;
CHANGE OF LOCATION OF REGISTERED OFFICE; AND
ALTERATION OF CAPITAL

66.	~~65.~~ The Company may by Ordinary Resolution:

66.1	~~65.1~~ divide its share capital into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;

66.2	~~65.2~~ increase the authorised share capital by such sum to be divided into Shares of such nominal value, as such Ordinary Resolution shall prescribe;

66.3	~~65.3~~ consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

66.4	~~65.4~~ by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller nominal value than is fixed by the Memorandum subject to section ~~68~~83(1)(~~d~~b) of the ~~1963~~ Act, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived;

66.5	~~65.5~~ cancel any Shares that at the date of the passing of the relevant Ordinary Resolution have not been taken or agreed to be taken by any person; and

66.6	~~65.6~~ subject to applicable law, change the currency denomination of its share capital.

67.	~~66.~~ Subject to the provisions of the ~~Companies~~ Acts, the Company may:

67.1	~~66.1~~ by Special Resolution change its name, alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles;

67.2	~~66.2~~ by Special Resolution reduce its issued share capital and any capital redemption reserve fund or any share premium account. In relation to such reductions, the Company may by Special Resolution determine the terms upon which the reduction is to be effected, including in the case of a reduction of part only of any class of Shares, those Shares to be affected; and

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67.3	~~66.3~~ by resolution of the Directors change the location of its registered office.

68.	~~67.~~ Whenever as a result of an alteration or reorganisation of the share capital of the Company any Members would become entitled to fractions of a Share, the Directors may, on behalf of those Members, sell the Shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale in due proportion among those Members, and the Directors may authorise any person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

69.	~~68.~~ For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, the Board may provide, subject to the requirements of section ~~121~~174 of the ~~1963~~ Act, that the Register of Members shall be closed for transfers at such times and for such periods, not exceeding in the whole 30 days in each year. If the Register of Members shall be so closed for the purpose of determining Members entitled to notice of or to vote at a meeting of Members such Register of Members shall be so closed for at least 5 days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.

70.	~~69.~~ In lieu of, or apart from, closing the Register of Members, the Board may fix in advance a date as the record date (a) for any such determination of Members entitled to notice of or to vote at a meeting of the Members, which record date shall not be more than 90 days nor less than 10 days before the date of such meeting, and (b) for the purpose of determining the Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, which record date shall not be more than 90 days prior to the date of payment of such dividend or the taking of any action to which such determination of Members is relevant. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors.

71.	~~70.~~ If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members or Members entitled to receive payment of a dividend, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the adjourned meeting, if they think fit.

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GENERAL MEETINGS

72.	~~71.~~ The Board shall convene and the Company shall hold annual general meetings in accordance with the requirements of the ~~Companies~~ Acts.

73.	~~72.~~ The Board may, whenever it thinks fit, and shall, on the requisition in writing of Members holding such number of Shares as is prescribed by, and made in accordance with, section ~~132~~178 of the ~~1963~~ Act, convene a general meeting in the manner required by the ~~Companies~~ Acts. All general meetings other than annual general meetings shall be called extraordinary general meetings. Where any optional provision of the ~~Companies~~ Acts confers rights on the members of a company to convene a general meeting without first directing the board of directors of the company to convene a general meeting and expresses such rights to apply save where a company’s articles of association or constitution provides otherwise, such rights shall not apply to the Members of the Company.

74.	~~73.~~ The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. Subject to section ~~140~~176 of the ~~1963~~ Act, all general meetings may be held outside of Ireland.

75.	~~74.~~ Each general meeting shall be held at such time and place as specified in the notice of meeting.

76.	~~75.~~ The Board may, in its absolute discretion, authorise the Secretary to postpone any general meeting called in accordance with the provisions of these Articles (other than a meeting requisitioned under Article ~~72~~73 of these Articles or the postponement of which would be contrary to the ~~Companies~~ Acts, law or a court order pursuant to the ~~Companies~~ Acts) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Articles.

NOTICE OF GENERAL MEETINGS

77.	~~76.~~ Subject to the provisions of the ~~Companies~~ Acts allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called by at least 21 clear days’ notice and all other extraordinary general meetings shall be called by at least 14 clear days’ notice. Such notice shall state the date, time, place of the meeting and, in the case of an extraordinary general meeting, the general nature of the business to be considered. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the Shares on the Exchange.

78.	~~77.~~ A general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if applicable law so permits and it is so agreed by the Auditors and by all the Members entitled to attend and vote thereat or by their proxies.

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79.	~~78.~~ The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given in any manner permitted by these Articles to all Members other than such as, under the provisions hereof or the terms of issue of the Shares they hold, those who are not entitled to receive such notice from the Company.

80.	~~79.~~ There shall appear with reasonable prominence in every notice of general meetings of the Company a statement that a Member entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of him and that a proxy need not be a Member of the Company.

81.	~~80.~~ The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

82.	~~81.~~ In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate any resolution passed or any proceeding at any such meeting. A Member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of Shares in the Company, will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

PROCEEDINGS AT GENERAL MEETINGS

83.	~~82.~~ All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the ~~accounts, balance sheets~~Company’s statutory financial statements and the reports of the Directors and Auditors on those statements, the election of Directors, the review by the members of the Company’s affairs (to the extent required by the ~~Companies Acts~~Act), the re-appointment of the retiring Auditors (subject to sections 380 and 382 to 385 of the Act) and the fixing of the remuneration of the Auditors.

84.	~~83.~~ No business shall be transacted at any general meeting unless a quorum is present. One or more Members present in person or by proxy holding not less than a majority of the issued and outstanding Shares of the Company entitled to vote at the meeting in question shall be a quorum.

85.	~~84.~~ If within 1 hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the Board may determine and if at the adjourned meeting a quorum is not present within 1 hour from the time appointed for the meeting the Members present shall be a quorum.

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86.	~~85.~~ If the Board wishes to make this facility available to Members for a specific or all general meetings of the Company, a Member may participate in any general meeting of the Company, by means of a telephone, video, electronic or similar communication equipment by way of which all persons participating in such meeting can communicate with each other simultaneously and instantaneously and such participation shall be deemed to constitute presence in person at the meeting.

87.	~~86.~~ Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.

88.	~~87.~~ The Chairman, if any, of the Board shall preside as Chairman at every general meeting of the Company, or if there is no such Chairman, or if he shall not be present within 1 hour after the time appointed for the holding of the meeting, or is unwilling to act, the Directors present shall elect one of their number to be Chairman of the meeting or if all of the Directors present decline to take the chair, then the Members present shall choose one of their own number to be Chairman of the meeting. The terms of any optional provisions of the ~~Companies Acts~~Act or any optional replacement enactment covering substantially the same subject matter as this Article ~~87~~88 are dis-applied.

89.	~~88.~~ The Chairman may, with the consent of any general meeting duly constituted hereunder, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished, or which might have been transacted, at the meeting from which the adjournment took place. When a general meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting.

90.	~~89.~~

90.1	~~89.1~~ Subject to the ~~Companies~~ Acts, a resolution may only be put to a vote at a general meeting of the Company or of any class of Members if:

(a)	it is proposed by or at the direction of the Board; or

(b)	it is proposed at the direction of the Court; or

(c)	it is proposed on the requisition in writing of such number of Members as is prescribed by, and is made in accordance with, section ~~132~~178 of the ~~1963~~ Act;

(d)	it is proposed pursuant to, and in accordance with the procedures and requirements of, Articles ~~97 or~~ 98 or 99; or

(e)	the Chairman of the meeting in his absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

90.2	~~89.2~~ No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the Chairman of the meeting in his absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

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90.3	~~89.3~~ If the Chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his ruling. Any ruling by the Chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

91.	~~90.~~ Except where a greater majority is required by the ~~Companies~~ Acts or these Articles, any question proposed for a decision of the Members at any general meeting of the Company or a decision of any class of Members at a separate meeting of any class of Shares shall be decided by an Ordinary Resolution.

92.	~~91.~~ At any general meeting a resolution put to the vote of the meeting shall be decided on a poll. The Board or the Chairman may determine the manner in which the poll is to be taken and the manner in which the votes are to be counted.

93.	~~92.~~ A poll demanded on the election of the Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time, not being more than 10 days from the date of the meeting or adjourned meeting at which the vote was taken, as the Chairman of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

94.	~~93.~~ No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll a Member entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

95.	~~94.~~ If authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic submission has been authorised by the Member or proxy.

96.	~~95.~~ The Board may, and at any general meeting, the chairman of such meeting may make such arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including requirements for evidence of identity to be produced by those attending the meeting, the searching of personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with such arrangements, requirements or restrictions.

97.	~~96.~~ Subject to section ~~141~~191 of the ~~1963~~ Act, a resolution in writing signed by all of the Members for the time being entitled to attend and vote on such resolution at a general meeting (or being bodies corporate by their duly authorised representatives) shall be as valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company duly convened and held, and may consist of several documents in like form each signed by one or more persons, and if described as a special resolution shall be deemed to be a special resolution within the meaning of the ~~1963~~ Act. Any such resolution shall be served on the Company.

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NOMINATIONS OF DIRECTORS

98.	~~97.~~ Nominations of persons for election to the Board (other than Directors to be nominated by any series of preferred shares, voting separately as a class) at a general meeting may only be made (a) pursuant to the Company’s notice of meeting pursuant to Article ~~71~~72 at the recommendation of the Board, (b) by or at the direction of the Board or any authorised committee thereof or (c) by any Member who (i) complies with the notice procedures set forth in Articles ~~98 or~~ 99 or 100, as applicable, (ii) was a Member at the time such notice is delivered to the Secretary and on the record date for the determination of Members entitled to vote at such general meeting and (iii) is present at the relevant general meeting, either in person or by proxy, to present his nomination, provided, however, that Members shall only be entitled to nominate persons for election to the Board at annual general meetings or at general meetings called specifically for the purpose of electing Directors.

99.	~~98.~~ For nominations of persons for election to the Board (other than Directors to be nominated by any series of preferred shares, voting separately as a class) to be properly brought before an annual general meeting by a Member, such annual general meeting must have been called for the purpose of, among other things, electing directors and such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member’s notice shall be delivered to the Secretary at the registered office of the Company, or such other address as the Secretary may designate, not less than 90 days nor more than 150 days prior to the first anniversary of the date the Company’s proxy statement was first released to Members in connection with the prior year’s annual general meeting; provided, however, that in the event the date of the annual general meeting is changed by more than 30 days from the first anniversary date of the prior year’s annual general meeting, notice by the Member to be timely must be so delivered not earlier than the 150th day prior to such annual general meeting and not later than the later of the 90th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such Member’s notice shall set forth (a) as to each person whom the Member proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, or any successor provisions thereto, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director of the Company if elected and (b) as to the Member giving the notice (i) the name and address of such Member, as they appear on the Register of Members, (ii) the class and number of Shares that are owned beneficially and / or of record by such Member, (iii) a representation that the Member is a registered holder of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination and (iv) a statement as to whether the Member intends or is part of a group that intends (x) to deliver a proxy statement and / or form of proxy to holders of at least the percentage of the Company’s outstanding share capital required to approve or elect the nominee and / or (y) otherwise to solicit proxies from Members in support of such nomination. The Board may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company, including such evidence satisfactory to the Board that such nominee has no interests that would limit such nominee’s ability to fulfil his duties as a Director.

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100.	~~99.~~ For nominations of persons for election to the Board (other than directors to be nominated by any series of preferred shares, voting separately as a class) to be properly brought before a general meeting called for the purpose of the election of directors, other than an annual general meeting by a Member, such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member’s notice shall be delivered to the Secretary at the registered office of the Company or such other address as the Secretary may designate, not earlier than the 150th day prior to such general meeting and not later of the 90th day prior to such general meeting or the 10th day following the day on which public announcement is first made of the date of the general meeting and of the nominees proposed by the Board to be elected at such meeting. Such Member’s notice shall set forth the same information as is required by provisions (a) and (b) of Article ~~98~~99.

101.	~~100.~~ Subject to the ~~Companies~~ Acts, unless otherwise provided by the terms of any series of preferred shares or any agreement among Members or other agreement approved by the Board, only persons who are nominated in accordance with the procedures set forth in Articles ~~98 and~~ 99 and 100 shall be eligible to serve as Directors of the Company. If the Chairman of a general meeting determines that a proposed nomination was not made in compliance with Articles ~~98 and~~ 99 and 100, he shall declare to the meeting that nomination is defective and such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of these Articles, if the Member (or a qualified representative of the Member) does not appear at the general meeting to present his nomination, such nomination shall be disregarded.

VOTES OF MEMBERS

102.	~~101.~~ Subject to any rights or restrictions for the time being attached to any class or classes of Shares, every Member of record present in person or by proxy shall have one vote for each Share registered in his name in the Register of Members.

103.	~~102.~~ In the case of joint holders of record the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

104.	~~103.~~ A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by his committee, receiver, curator bonis, or other person in the nature of a committee, receiver or curator bonis appointed by that court, and any such committee, receiver, curator bonis or other persons may vote by proxy. The terms of any optional provisions of the ~~Companies~~ Acts or any optional replacement enactment covering substantially the same subject matter as this Article ~~103~~104 are dis-applied.

105.	~~104.~~ No Member shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting.

106.	~~105.~~ No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the general meeting whose decision shall be final and conclusive.

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107.	~~106.~~ Votes may be given either personally or by proxy. A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting and may appoint a proxy to vote both in favour of and against the same resolution in such proportion as specified in the instrument appointing the proxy.

PROXIES AND CORPORATE REPRESENTATIVES

108.	~~107.~~

108.1	~~107.1~~ Every Member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy or corporate representative shall be in such form and may be accepted by the Company at such place and at such time as the Board or the Secretary shall from time to time determine, subject to applicable requirements of the ~~Companies~~ Acts, the United States Securities and Exchange Commission and the Exchange on which the Shares are listed. No such instrument appointing a proxy or corporate representative shall be voted or acted upon after 2 years from its date.

108.2	~~107.2~~ Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. For the avoidance of doubt, such appointments of proxy made by electronic or internet communication (as permitted by the Board) will be deemed to be deposited at the place specified for such purpose once received by the Company. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as deposited at the place specified for such purpose. The Directors may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Member as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Member.

109.	~~108.~~ Any body corporate which is a Member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual Member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

110.	~~109.~~ An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

111.	~~110.~~ Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a Member from attending and voting at the meeting or at any adjournment thereof which attendance and voting will automatically cancel any proxy previously submitted.

112.	~~111.~~ An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates.

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113.	~~112.~~

113.1	~~112.1~~ A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the Share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no direction in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, ~~at least 1 hour~~ before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts~~; PROVIDED, HOWEVER, that where such direction is given in electronic form it shall have been received by the Company at least 24 hours (or such lesser time as the Directors may specify) before the commencement of the meeting~~.

113.2	~~112.2~~ The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the Members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

DIRECTORS

114.	~~113.~~ The Board may determine the size of the Board from time to time at its absolute discretion.

115.	~~114.~~ The remuneration to be paid to the Directors shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Board from time to time, or a combination partly of one such method and partly the other. The amount, rate and bases of the remuneration or expenses to be paid to the Directors shall not require approval or ratification by the Members. The terms of any optional provisions of the ~~Companies~~ Acts or any optional replacement enactment covering substantially the same subject matter as this Article ~~114~~115 are dis-applied.

116.	~~115.~~ The Board may approve additional remuneration to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director. The amount, rate and bases of the remuneration or expenses to be paid to the Directors shall not require approval or ratification by the Members. The terms of any optional provisions of the Companies Acts or any optional replacement enactment covering substantially the same subject matter as this Article ~~115~~116 are dis-applied.

117.	A Director is expressly permitted (for the purposes of section 228(1)(d) of the Act) to use the Company’s property subject to such conditions as may be approved by the Board or such conditions as may have been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles.

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DIRECTORS’ AND OFFICERS’ INTERESTS

118.	~~116.~~ A Director or an officer of the Company who is in any way, whether directly or indirectly, interested in a contract, transaction or arrangement or proposed contract, transaction or arrangement with the Company shall, in accordance with section ~~194~~231 of the ~~1963~~ Act, declare the nature of his interest at the first opportunity either (a) at a meeting of the Board at which the question of entering into the contract, transaction or arrangement is first taken into consideration, if the Director or officer of the Company knows this interest then exists, or in any other case, at the first meeting of the Board after learning that he is or has become so interested or (b) by providing a general notice to the Directors declaring that he is a director or an officer of, or has an interest in, a person and is to be regarded as interested in any transaction or arrangement made with that person, and after giving such general notice it shall not be necessary to give special notice relating to any particular transaction.

119.	~~117.~~ A Director may hold any other office or place of profit under the Company (other than the office of its Auditors) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine.

120.	~~118.~~ A Director may act by himself or his firm in a professional capacity for the Company (other than as its Auditors) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

121.	~~119.~~ A Director may be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or Member of any other company or otherwise interested in any company promoted by the Company or in which the Company may be interested as shareholder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or Member of such other company; provided that he has declared the nature of his position with, or interest in, such company to the Board in accordance with Article ~~116~~118.

122.	~~120.~~ No person shall be disqualified from the office of Director or from being an officer of the Company or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or officer of the Company shall be in any way interested be or be liable to be avoided, nor shall any Director or officer of the Company so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director or officer of the Company holding office or of the fiduciary relation thereby established; provided that:

122.1	~~120.1~~ he has declared the nature of his interest in such contract or transaction to the Board in accordance with Article ~~116~~118; and

122.2	~~120.2~~ the contract or transaction is approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.

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123.	~~121.~~ A Director may be counted in determining the presence of a quorum at a meeting of the Board which authorises or approves the contract, transaction or arrangement in which he is interested and he shall be at liberty to vote in respect of any contract, transaction or arrangement in which he is interested, provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him in accordance with Article ~~116~~117, at or prior to its consideration and any vote thereon.

124.	~~122.~~ For the purposes of Article ~~116~~118:~~-~~

124.1	~~122.1~~ a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified;

124.2	~~122.2~~ an interest of which a Director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his; and

124.3	~~122.3~~ a copy of every declaration made and notice given under Article ~~116~~118 shall be entered within 3 days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, the Auditors or Member of the Company at the Registered Office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

125.	Nothing in section 228(1)(e) of the Act shall restrict a director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles. It shall be the duty of each director to obtain the prior approval of the Board, before entering into any commitment permitted by sections 228(1)(e)(ii) and 228(2) of the Act.

POWERS AND DUTIES OF DIRECTORS

126.	~~123.~~ The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the ~~Companies~~ Acts or by these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these Articles and to the provisions of the ~~Companies~~ Acts. No resolution made by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.

127.	~~124.~~ The Board shall have the power to appoint and remove executives in such terms as the Board sees fit and to give such titles and responsibilities to those executives as it sees fit.

128.	~~125.~~ The Company may exercise the powers conferred by Section ~~41~~44 of the ~~1963~~ Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

129.	~~126.~~ Subject as otherwise provided with these Articles, the Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as directors or officers of such other company or providing for the payment of remuneration or pensions to the directors or officers of such other company.

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130.	~~127.~~ All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

131.	~~128.~~ The Directors may from time to time authorise such person or persons as they see fit to perform all acts, including without prejudice to the foregoing, to effect a transfer of any shares, bonds, or other evidences of indebtedness or obligations, subscription rights, warrants, and other securities in another body corporate in which the Company holds an interest and to issue the necessary powers of attorney for the same; and each such person is authorised on behalf of the Company to vote such securities, to appoint proxies with respect thereto, and to execute consents, waivers and releases with respect thereto, or to cause any such action to be taken.

132.	~~129.~~ The Board may exercise all powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds or such other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

133.	~~130.~~ The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the predecessor in business of the Company or any such subsidiary or holding company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well being of the Company or of any such other company as aforesaid or its Members, and payments for or towards the issuance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Notwithstanding the foregoing, any Director shall be entitled to retain any benefit received by him under this Article, subject only, where the ~~Companies~~ Acts require, to disclosure to the Members and the approval of the Company in a general meeting.

134.	~~131.~~ The Board may from time to time provide for the management of the affairs of the Company in such manner as it shall think fit and the specific delegation provisions contained in the Articles shall not limit the general powers conferred by these Articles.

MINUTES

135.	~~132.~~ The Board shall cause minutes to be made in books kept for the purpose of all appointments of officers made by the Board, all resolutions and proceedings at meetings of the Company or the holders of any class of Shares, of the Directors and of committees of Directors, including the names of the Directors present at each meeting. The original signed minutes shall be retained by the Company in Ireland.

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DELEGATION OF THE BOARD’S POWERS

136.	~~133.~~ The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors. The Board may also delegate to any Director such of its powers as it considers desirable to be exercised by him. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers and may be revoked or altered. Subject to any such conditions, the proceedings of a committee of the Board shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

137.	~~134.~~ The Board may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.

138.	~~135.~~ The Board may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Board may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

EXECUTIVE OFFICERS

139.	~~136.~~ The Company shall have a chairman, who shall be a Director and shall be elected by the Board. In addition to the chairman, the Directors and the Secretary, the Company may have such officers as the Board may from time to time determine.

PROCEEDINGS OF DIRECTORS

140.	~~137.~~ Except as otherwise provided by these Articles, the Directors shall meet together for the despatch of business, convening, adjourning and otherwise regulating their meetings and procedures as they think fit. Questions arising at any meeting shall be decided by a majority of votes of the Directors present at a meeting at which there is a quorum. Each Director shall have one vote.

141.	~~138.~~ Regular meetings of the Board may be held at such times and places as may be provided for in resolutions adopted by the Board. No additional notice of a regularly scheduled meeting of the Board shall be required.

142.	~~139.~~ A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors by at least 24 hours’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held and provided further if notice is given in person, by telephone, cable, telex, telecopy or email the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organisation as the case may be. The accidental omission to give notice of a meeting of the Directors to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting. The terms of any optional provisions of the ~~Companies~~ Acts or any optional replacement enactment covering substantially the same subject matter as this Article ~~139~~142 are dis-applied.

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143.	~~140.~~ The quorum necessary for the transaction of the business of the Board may be fixed by the Board and unless so fixed shall be a majority of the Directors in office. The terms of any optional provisions of the Companies Acts or any optional replacement enactment covering substantially the same subject matter as this Article ~~140~~143 are dis-applied.

144.	~~141.~~ The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose. The terms of any optional provisions of the ~~Companies~~ Acts or any optional replacement enactment covering substantially the same subject matter as this Article ~~141~~144 are dis-applied.

145.	~~142.~~ The Directors may elect a Chairman of their Board and determine the period for which he is to hold office; but if no such Chairman is elected, or if at any meeting the Chairman is not present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be a Chairman of the meeting.

146.	~~143.~~ All acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.

147.	~~144.~~ Members of the Board or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the Chairman is at the start of the meeting. The terms of any optional provisions of the ~~Companies~~ Acts or any optional replacement enactment covering substantially the same subject matter as this Article ~~144~~146 are dis-applied.

148.	~~145.~~ A resolution in writing (in one or more counterparts), signed by all the Directors for the time being or all the members of a committee of Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors or committee as the case may be duly convened and held.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS

149.	~~146.~~ The office of a Director shall be vacated:

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149.1	~~146.1~~ if he resigns his office, on the date on which notice of his resignation is delivered to the Registered Office or tendered at a meeting of the Board or on such later date as may be specified in such notice; or

149.2	~~146.2~~ on his being prohibited by law from being a Director; or

149.3	~~146.3~~ on his ceasing to be a Director by virtue of any provision of the ~~Companies~~ Acts.

150.	~~147.~~ The Company may, by Ordinary Resolution, of which extended notice has been given in accordance with section ~~142~~146 of the ~~1963~~ Act, remove any Director before the expiration of his period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

APPOINTMENT OF DIRECTORS

151.	~~148.~~ The Directors shall be divided into two classes, designated Class I and Class II. The initial division of the Board into classes shall be made by the decision of the affirmative vote of a majority of the Directors in office and each class need not be of equal size or number. The term of the initial Class I directors shall terminate on the date of the 2015 annual general meeting, and the term of the initial Class II directors shall terminate on the date of the 2016 annual general meeting. At each annual general meeting of Members beginning in 2015, successors to the class of directors whose term expires at that annual general meeting shall be elected for a two-year term. Save as otherwise permitted in these Articles, Directors will be elected by way of Ordinary Resolution of the Company in general meeting. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible or as the Chairman of the Board may otherwise direct. In no case will a decrease in the number of Directors shorten the term of any incumbent Director. A Director shall hold office until the annual general meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board, including a vacancy that results from an increase in the number of directors or from the death, resignation, retirement, disqualification or removal of a Director, shall be deemed a casual vacancy. Subject to the terms of any one or more classes or series of preferred shares, any casual vacancy shall only be filled by decision of a majority of the Board then in office, provided that a quorum is present. Any Director of any class elected to fill a vacancy resulting from an increase in the number of Directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his predecessor. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting. The terms of any optional provisions of the ~~Companies~~ Acts or any optional replacement enactment covering substantially the same subject matter as Articles ~~148 to~~ 151 to 154 are dis-applied.

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152.	~~149.~~ During any vacancy in the Board, the remaining Directors shall have full power to act as the Board. If, at any general meeting of the Company, the number of Directors is reduced below the minimum prescribed by the Board in accordance with Article ~~113~~114 due to the failure of any persons nominated to be Directors to be elected, then in those circumstances, the nominee or nominees who receive the highest number of votes in favour of election shall be elected in order to maintain the prescribed minimum number of Directors and each such Director shall remain a Director (subject to the provisions of the Companies Acts and these Articles) only until the conclusion of the next annual general meeting of the Company unless such Director is elected by the Members during such meeting.

153.	~~150.~~ The Company may by Ordinary Resolution appoint any person to be a Director.

154.	~~151.~~ Alternate Directors:

154.1	~~151.1~~ Any Director may appoint by writing under his hand any person (including another Director) to be his alternate provided always that no such appointment of a person other than a Director as an alternate shall be operative unless and until such appointment shall have been approved by resolution of the Directors.

154.2	~~151.2~~ An alternate Director shall be entitled, subject to his giving to the Company an address, to receive notices of all meetings of the Directors and of all meetings of committees of Directors of which his appointor is a member, to attend and vote at any such meeting at which the Director appointing him is not personally present and in the absence of his appointor to exercise all the powers, rights, duties and authorities of his appointor as a Director (other than the right to appoint an alternate hereunder).

154.3	~~151.3~~ Save as otherwise provided in these Articles, an alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his own acts and defaults and he shall not be deemed to be the agent of the Director appointing him. The remuneration of any such alternate Director shall be payable out of the remuneration paid to the Director appointing him and shall consist of such portion of the last mentioned remuneration as shall be agreed between the alternate and the Director appointing him.

154.4	~~151.4~~ A Director may revoke at any time the appointment of any alternate appointed by him. If a Director shall die or cease to hold the office of Director the appointment of his alternate shall thereupon cease and determine but if a Director retires by rotation or otherwise but is reappointed or deemed to have been reappointed at the meeting at which he retires, any appointment of an alternate Director made by him which was in force immediately prior to his retirement shall continue after his re-appointment.

154.5	~~151.5~~ Any appointment or revocation pursuant to this Article ~~151~~154 may be sent by delivery, post, cable, telegram, telex, telefax, electronic mail or any other means of communication approved by the Directors and may bear a printed or facsimile signature of the Director making such appointment or revocation or in any other manner approved by the Directors.

SECRETARY

155.	~~152.~~ The Secretary shall be appointed by the Board at such remuneration (if any) and on such terms as it may think fit and any Secretary so appointed may be removed by the Board.

156.	~~153.~~ The duties of the Secretary shall be those prescribed by the ~~Companies~~ Acts, together with such other duties as shall from time to time be prescribed by the Board, and in any case, shall include the making and keeping of records of the votes, doings and proceedings of all meetings of the Members and the Board of the Company, and committees, and the authentication of records of the Company.

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157.	~~154.~~ A provision of the ~~Companies~~ Acts or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

SEAL

158.	~~155.~~ The Company may, if the Board so determines, have a Seal (including any official seals kept pursuant to the ~~Companies~~ Acts) which shall only be used by the authority of the Board or of a committee of the Board authorised by the Board in that regard and every instrument to which the Seal has been affixed shall be signed by any person who shall be either a Director or the Secretary or Assistant Secretary or some other person authorised by the Board, either generally or specifically, for the purpose. The terms of any optional provisions of the Companies Acts or any optional replacement enactment covering substantially the same subject matter as this Article ~~155~~158 are dis-applied.

159.	~~156.~~ The Company may have for use in any place or places outside Ireland, an official seal or seals each of which shall be a duplicate of the common seal of the Company except for the addition on its face of the name of the territory, district or place not situate in Ireland where it is to be used. The Company may also have a securities seal for use in sealing documents creating or evidencing securities issued by the Company which shall be a duplicate of the common seal of the Company except for the addition on its face of the word “Securities”. The terms of any optional provisions of the ~~Companies~~ Acts or any optional replacement enactment covering substantially the same subject matter as this Article ~~156~~159 are dis-applied.

DIVIDENDS, DISTRIBUTIONS AND RESERVES

160.	~~157.~~ The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

161.	~~158.~~ Subject to the ~~Companies~~ Acts, the Board may from time to time declare dividends (including interim dividends) and distributions on Shares of the Company outstanding and authorise payment of the same out of the funds of the Company lawfully available therefore and in any currency chosen at its discretion.

162.	~~159.~~ The Board may, before declaring any dividends or distributions, set aside such sums as they think proper as a reserve or reserves which shall at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the like discretion, be employed in the business of the Company. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

163.	~~160.~~ No dividend, interim dividend or distribution shall be paid otherwise than in accordance with the provisions of ~~Part IV of~~ the ~~1983 Act~~Acts.

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164.	~~161.~~ Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends or distributions, if dividends or distributions are to be declared on a class of Shares they shall be declared and paid according to the amounts paid or credited as paid on the Shares of such class outstanding on the record date for such dividend or distribution as determined in accordance with these Articles.

165.	~~162.~~ The Directors may deduct from any dividend payable to any Member all sums of money (if any) immediately payable by him to the Company in relation to the Shares of the Company.

166.	~~163.~~ The Board or any general meeting declaring a dividend (upon the recommendation of the Board), may direct that any dividend or distribution be paid wholly or partly by the distribution of specific assets and in particular of paid up Shares, debentures, or debenture stock of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Board may settle the same as they think expedient and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees as may seem expedient to the Board.

167.	~~164.~~ Any dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by cheque or warrant sent through the post, or sent by any electronic or other means of payment, directed to the registered address of the holder or, in the case of joint holders, to the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant, electronic or other payment shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any Member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

168.	~~165.~~ No dividend or distribution shall bear interest against the Company.

169.	~~166.~~ If the Directors so resolve, any dividend which has remained unclaimed for six years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other monies payable in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.

CAPITALISATION

170.	~~167.~~ Without prejudice to any powers conferred on the Directors as aforesaid, and subject to the Directors’ authority to issue and allot Shares under Articles 5 and 6 ~~and 7~~, the Directors may:

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170.1	~~167.1~~ resolve to capitalise an amount standing to the credit of reserves (including a share premium account, capital redemption reserve ~~and~~, profit and loss account and any undenominated capital), whether or not available for distribution;

170.2	~~167.2~~ appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of Shares held by them respectively and apply that sum on their behalf in or towards paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Members (or as the Board of may direct) in those proportions, or partly in one way and partly in the other, but the share premium account, the capital redemption reserve and profits that are not available for distribution may, for the purposes of this Article ~~167~~170, only be applied in paying up unissued Shares to be allotted to Members credited as fully paid;

170.3	~~167.3~~ make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular where Shares or debentures become distributable in fractions the Board may deal with the fractions as it thinks fit;

170.4	~~167.4~~ authorise a person to enter (on behalf of all the Members concerned) into an agreement with the Company providing for the allotment to the Members respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation and any such agreement made under this authority being effective and binding on all those Members;

170.5	~~167.5~~ generally do all acts and things required to give effect to the resolution; and

170.6	~~167.6~~ any such capitalisation will not require approval or ratification by the Members. The terms of any optional provisions of the ~~Companies~~ Acts or any optional replacement enactment covering substantially the same subject matter as this Article ~~167~~170 are dis-applied.

ACCOUNTS

171.	~~168.~~ The Directors shall cause to be kept ~~proper books of account~~adequate accounting records, whether in the form of documents, electronic form or otherwise, that:

171.1	~~168.1~~ correctly record and explain the transactions of the Company;

171.2	~~168.2~~ will at any time enable the financial position of the Company to be determined with reasonable accuracy;

171.3	~~168.3~~ will enable the Directors to ensure that ~~any balance sheet, profit and loss account or income and expenditure account~~the financial statements of the Company ~~complies~~comply with the requirements of the ~~Companies~~ Acts;

171.4	~~168.4~~ will record all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company; and

171.5	~~168.5~~ will enable the ~~accounts~~financial statements of the Company to be readily and properly audited.

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172.	~~169. Books of account~~The accounting records shall be kept on a continuous and consistent basis ~~and~~, which is to say the entries ~~therein~~in them shall be made in a timely manner and be consistent from ~~year~~one period to ~~year~~the next. The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its Members or persons nominated by any Member. The Company may meet, but shall be under no obligation to meet, any request from any of its Members to be sent additional copies of its full report and ~~accounts~~financial statements or summary financial statement or other communications with its Members.

173.	~~170.~~ The ~~books of account~~accounting records shall be kept at the registered office of the Company or, subject to the provisions of the ~~Companies~~ Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

174.	~~171. Proper books~~Adequate accounting records shall ~~not~~ be deemed to ~~be kept as required by Articles 168 to 170, if there are not kept such books of account as are necessary to~~have been maintained if they comply with the provisions of Chapter 2 of Part 6 of the Act and explain the Company’s transactions and facilitate the preparation of financial statements that give a true and fair view of the ~~state of the Company’s affairs and to explain its transactions.~~assets, liabilities, financial position and profit and loss of the Company and, if relevant, the group and include any information and returns referred to in section 282(3) of the Act.

175.	~~172.~~ In accordance with the provisions of the ~~Companies~~ Acts, the Board may from time to time cause to be prepared and to be laid before the Company in general meeting ~~profit and loss accounts, balance sheets~~financial statements, group accounts (if any) and such other reports and accounts as may be required by law.

176.	~~173.~~ A copy of ~~every balance sheet~~the statutory financial statements of the Company (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report, or summary financial statements prepared in accordance with section 1119 of the Act shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than 21 clear days before the date of the annual general meeting, to every person entitled under the provisions of the Companies Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the Address of the recipient notified to the Company by the recipient for such purposes; and provided, where the Directors elect to send summary financial statements to the members, any member may request that he be sent a copy of the statutory financial statements of the Company.

AUDIT

177.	~~174.~~ Auditors shall be appointed and their duties regulated in accordance with ~~Sections 160 to 163~~Chapters 18 to 20 of Part 6 of the ~~1963~~ Act or any statutory amendment thereof, any other applicable law and such requirements not inconsistent with the ~~Companies~~ Acts as the Board may from time to time determine.

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NOTICES

178.	~~175.~~ Any notice to be given, served, sent or delivered pursuant to these Articles shall be in writing (whether in electronic form or otherwise).

178.1	~~175.1~~ A notice or document to be given, served, sent or delivered in pursuance of these Articles may be given to, served on or delivered to any Member by the Company:

(a)	by handing same to him or his authorised agent;

(b)	by leaving the same at his registered address;

(c)	by sending the same by the post in a pre-paid cover addressed to him at his registered address; or

(d)	by sending, with the consent of the Member to the extent required by law and applicable listing rules (including those relating to NASDAQ), the same by means of electronic mail or other means of electronic communication approved by the Directors, to the Address of the Member notified to the Company by the Member for such purpose (or if not so notified, then to the Address of the Member last known to the Company). For the avoidance of doubt, a notice or document may be sent by electronic means to the maximum extent permitted by any default provisions of the ~~Companies Acts~~Act notwithstanding Article ~~2.2~~1.2(k).

178.2	~~175.2~~ For the purposes of these Articles and the ~~Companies~~ Acts, a document shall be deemed to have been sent to a Member if a notice is given, served, sent or delivered to the Member and the notice specifies the website or hotlink or other electronic link at or through which the Member may obtain a copy of the relevant document.

178.3	~~175.3~~ Where a notice or document is given, served or delivered pursuant to sub-paragraph ~~175.1~~178.1(a) or ~~175.1~~178.1(b) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the Member or his authorised agent, or left at his registered address (as the case may be).

178.4	~~175.4~~ Where a notice or document is given, served or delivered pursuant to sub-paragraph ~~175.1~~178.1(c) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 24 hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

178.5	~~175.5~~ Where a notice or document is given, served or delivered pursuant to sub-paragraph ~~175.1~~178.1(d) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 48 hours after despatch.

178.6	~~175.6~~ Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a Member shall be bound by a notice given as aforesaid if sent to the last registered address of such Member, or, in the event of notice given or delivered pursuant to sub-paragraph ~~175.1~~178.1(d), if sent to the address notified by the Company by the Member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such Member.

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178.7	~~175.7~~ Notwithstanding anything contained in this Article, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction.

178.8	~~175.8~~ Any requirement in these Articles for the consent of a Member in regard to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s audited ~~accounts~~financial statements and the directors’ and auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the Member informing him of its intention to use electronic communications for such purposes and the Member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a Member has given, or is deemed to have given, his consent to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, he may revoke such consent at any time by requesting the Company to communicate with him in documented form; provided, however, that such revocation shall not take effect until 5 days after written notice of the revocation is received by the Company.

178.9	~~175.9~~ Without prejudice to the provisions of sub-paragraphs ~~175.1~~178.1(a) and ~~175.1~~178.1(b) of this Article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined below) and such notice shall be deemed to have been duly served on all Members entitled thereto at noon (New York time) on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website. A “public announcement” shall mean disclosure in a press release reported by a financial news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

179.	~~176.~~ Notice may be given by the Company to the joint Members of a Share by giving the notice to the joint Member whose name stands first in the Register in respect of the Share and notice so given shall be sufficient notice to all the joint Members.

180.	~~177.~~

180.1	~~177.1~~ Every person who becomes entitled to a Share shall before his name is entered in the Register in respect of the Share, be bound by any notice in respect of that Share which has been duly given to a person from whom he derives his title.

180.2	~~177.2~~ A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

181.	~~178.~~ The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

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182.	~~179.~~ A Member present, either in person or by proxy, at any meeting of the Company or the Members of any class of Shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

UNTRACED HOLDERS

183.

~~180.~~

183.1	~~180.1~~ The Company shall be entitled to sell at the best price reasonably obtainable any Share or stock of a Member or any Share or stock to which a person is entitled by transmission if and provided that:

(a)	for a period of six years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the Member or to the person entitled by transmission to the Share or stock at his address on the Register or other the last known address given by the Member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the Member or the person entitled by transmission; and

(b)	at the expiration of the said period of six years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in paragraph (a) of this Article is located of its intention to sell such Share or stock; and

(c)	the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the Member or person entitled by transmission.

183.2	~~180.2~~ To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such Share or stock and such instrument of transfer shall be as effective as if it had been executed by the Member or person entitled by transmission to such Share or stock. The Company shall account to the Member or other person entitled to such Share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such Member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than Shares of the Company or its holding company if any) as the Directors may from time to time think fit.

DESTRUCTION OF DOCUMENTS

184.	~~181.~~ The Company may destroy:

184.1	~~181.1~~ any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

184.2	~~181.2~~ any instrument of transfer of Shares which has been registered, at any time after the expiry of six years from the date of registration; and

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184.3	~~181.3~~ any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it;

184.4	~~181.4~~ and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(a)	the foregoing provisions of this Article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(b)	nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(c)	references in this Article to the destruction of any document include references to its disposal in any manner.

WINDING UP

185.	~~182.~~ If the Company shall be wound up and the assets available for distribution among the Members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the Shares held by them respectively. And if in a winding up the assets available for distribution among the Members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the Members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said Shares held by them respectively. Provided that this Article shall not affect the rights of the Members holding Shares issued upon special terms and conditions.

185.1	~~182.1~~ In case of a sale by the liquidator under Section ~~260~~601 of the ~~1963~~ Act, the liquidator may by the contract of sale agree so as to bind all the Members for the allotment to the Members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or Shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Members conferred by the said Section.

185.2	~~182.2~~ The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

186.	~~183.~~ If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the ~~Companies~~ Acts, may divide among the Members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he determines, but so that no Member shall be compelled to accept any assets upon which there is a liability.

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INDEMNITY

187.	~~184.~~

187.1	~~184.1~~ Subject to the provisions of and so far as may be admitted by the ~~Companies~~ Acts, every Director and Secretary shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as a Director, Secretary, officer or employee of the Company and in which judgement is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

187.2	~~184.2~~ As far as permissible under the ~~Companies~~ Acts, the Company shall indemnify any current or former executive of the Company (excluding any Directors or Secretary) or any person who is serving or has served at the request of the Company as a director, executive or trustee of another company, joint venture, trust or other enterprise against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, to which he or he was, is, or is threatened to be made a party by reason of the fact that he or he is or was such a director, executive or trustee, provided always that the indemnity contained in this Article ~~184.2~~187.2 shall not extend to any matter which would render it void pursuant to the ~~Companies~~ Acts.

187.3	~~184.3~~ As far as permissible under the ~~Companies~~ Acts, in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Company, the Company shall indemnify each person indicated in Article ~~184.2~~187.2 of this Article against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his duty to the Company unless and only to the extent that the Court or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

187.4	~~184.4~~ As far as permissible under the ~~Companies~~ Acts, expenses, including attorneys’ fees, incurred in defending any action, suit or proceeding referred to in Articles ~~184.2~~187.2 and ~~184.3~~187.3 of this Article may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorised by the Board in the specific case upon receipt of an undertaking by or on behalf of the director, executive or trustee, or other indemnitee to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the Company as authorised by these Articles.

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187.5	~~184.5~~ It being the policy of the Company that indemnification of the persons specified in this Article shall be made to the fullest extent permitted by law, the indemnification provided by this Article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Memorandum, ~~Articles~~Article, any agreement, any insurance purchased by the Company, any vote of Members or disinterested directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which he or he is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth with respect to a director, executive or trustee. As used in this paragraph (b), references to the “Company” include all constituent companies in a consolidation or merger in which the Company or a predecessor to the Company by consolidation or merger was involved. The indemnification provided by this Article shall continue as to a person who has ceased to be a director, executive or trustee and shall inure to the benefit of the heirs, executors, and administrators of such a person.

187.6	~~184.6~~ The Directors shall have power to purchase and maintain for any Director, the Secretary or other officers or employees of the Company insurance against any such liability as referred to in Section ~~200~~235 of the ~~1963~~ Act.

187.7	~~184.7~~ The Company may additionally indemnify any employee or agent of the Company or any director, executive, employee or agent of any of its subsidiaries to the fullest extent permitted by law.

FINANCIAL YEAR

188.	~~185.~~ The financial year of the Company shall be as prescribed by the Board from time to time.

SHAREHOLDER RIGHTS PLAN

189.	~~186.~~ Subject to applicable law, the Directors are hereby expressly authorised to adopt any shareholder rights plan (a “Rights Plan”), upon such terms and conditions as the Directors deem expedient and in the best interests of the Company, including where the Directors are of the opinion that a Rights Plan could grant them additional time to gather relevant information or pursue strategies in response to or anticipation of, or could prevent, a potential change of control of the Company or accumulation of shares in the Company or interests therein.

190.	~~187.~~ The Directors may exercise any power of the Company to grant rights (including approving the execution of any documents relating to the grant of such rights) to subscribe for ordinary shares or preferred shares in the share capital of the Company (“Rights”) in accordance with the terms of a Rights Plan.

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191.	~~188.~~ For the purposes of effecting an exchange of Rights for ordinary shares or preferred shares in the share capital of the Company (an “Exchange”), the Directors may:

191.1	~~188.1~~ resolve to capitalise an amount standing to the credit of the reserves of the Company (including, but not limited to, the share premium account, capital redemption reserve and profit and loss account), whether or not available for distribution, being an amount equal to the nominal value of the ordinary shares or preferred shares which are to be exchanged for the Rights; and

191.2	~~188.2~~ apply that sum in paying up in full ordinary shares or preferred shares and allot such shares, credited as fully paid, to those holders of Rights who are entitled to them under an Exchange effected pursuant to the terms of a Rights Plan.

192.	~~189.~~ The common law duties of the Directors to the Company are hereby deemed amended and modified such that the adoption of a Rights Plan and any actions taken thereunder by the Directors (if so approved by the Directors) shall be deemed to constitute an action in the best interests of the Company in all circumstances, and any such action shall be deemed to be immediately confirmed, approved and ratified.

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ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

NEXVET BIOPHARMA PLC

November 19, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 p.m. Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual General Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Annual General Meeting, proxy statement, proxy card and Annual Report for the year ended June 30, 2015 are available at http://www.astproxyportal.com/ast/19912

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20430030000000000000 5 111915

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Chris Brown
- ○ George Gunn
- ○ Cormac Kilty
- ○ John Payne

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2015 annual general meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted "FOR ALL NOMINEES" in Proposal 1 and "FOR" Proposals 2 and 3.**

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.